NEW YORK PREFERRED ADVISOR PROSPECTUS

                    INDIVIDUAL FLEXIBLE PURCHASE PAYMENT
                     DEFERRED VARIABLE ANNUITY CONTRACT
                                  ISSUED BY
                             VARIABLE ACCOUNT-K
                                     AND
                  LIBERTY LIFE ASSURANCE COMPANY OF BOSTON

The variable annuity contract (form number FLEX(4V)NY, referred to as the "Contract") described in this prospectus provides for accumulation of Contract Values on a variable basis and the payment of periodic annuity payments on a fixed and/or a variable basis. The Contract is designed for use by individuals for retirement planning purposes.

Purchase payments will be allocated to a segregated investment account of Liberty Life Assurance Company of Boston ("Liberty Life"), designated the Variable Account-K ("Variable Account"). The Variable Account currently invests in shares of the following Eligible Funds of SteinRoe Variable Investment Trust ("SteinRoe Trust") at their respective net asset values:
Cash Income Fund ("CIF"); Mortgage Securities Income Fund ("MSIF"); Managed Assets Fund ("MAF"); Managed Growth Stock Fund ("MGSF"); and Capital Appreciation Fund ("CAF"). The Variable Account also invests in shares of the following Eligible Funds of Keyport Variable Investment Trust ("Keyport Trust") at their net asset value: Colonial-Keyport Growth and Income Fund ("CKGIF"); Colonial-Keyport Strategic Income Fund ("CKSIF"); Colonial-Keyport Utilities Fund ("CKUF"); Colonial-Keyport U.S. Stock Fund ("CKUSF"); Colonial-Keyport International Fund for Growth ("CKIFG") and Newport-Keyport Tiger Fund ("NKTF").

Liberty Life may also offer group variable annuity contracts issued with respect to the Variable Account. Any such group contract would be offered by a separate prospectus.

A Statement of Additional Information dated the same as this prospectus has been filed with the Securities and Exchange Commission and is herein incorporated by reference. It is available, at no charge, by writing the Distributor, Keyport Financial Services Corp. at 125 High Street, Boston, MA 02110, by calling Liberty Life's Service Office at (800) 437-4466, or by returning the postcard on the back cover of this prospectus. A table of contents for the Statement of Additional Information is on Page 23.

The Contract may be sold by or through banks or other depository institutions. The Contract: is not insured by the FDIC; is not a deposit or other obligation of, or guaranteed by, the depository institution; and is subject to investment risks, including the possible loss of principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS SETS FORTH THE INFORMATION A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING. THE PROSPECTUS SHOULD BE RETAINED FOR FUTURE REFERENCE.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED BY LIBERTY LIFE TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THIS OFFERING, AND IF GIVEN OR MADE, SUCH UNAUTHORIZED INFORMATION OR REPRESENTATIONS SHOULD NOT BE RELIED UPON.

                  The date of this prospectus is May 1, 1997

                               TABLE OF CONTENTS
                                                          Page
Glossary of Special Terms                                   3
Summary of Expenses                                         4
Synopsis                                                    6
Condensed Financial Information                             7
Liberty Life and the Variable Account                       8
Purchase Payments and Applications                          9
Investments of the Variable Account                         9
Allocations of Purchase Payments                            9
Eligible Funds                                              10
Dollar Cost Averaging                                       11
Transfer of Contract Value                                  12
Substitution of Eligible Funds and Other Variable
   Account Changes                                          13
Deductions                                                  13
Deductions for Contract Maintenance Charge                  13
Deductions for Mortality and Expense Risk Charge            13
Deductions for Daily Sales Charge                           14
Deductions for Contingent Deferred Sales Charge             14
Deductions for Transfers of Contract Value                  15
Deductions for Premium Taxes                                15
Deductions for Income Taxes                                 15
Total Expenses                                              15
The Contracts                                               15
Contract Value                                              15
Valuation Periods                                           15
Net Investment Factor                                       15
Modification of the Contract                                16
Right to Revoke                                             16
Death Provisions for Non-Qualified Contracts                16
Death Provisions for Qualified Contracts                    17
Ownership                                                   17
Assignment                                                  18
Surrenders                                                  18
Annuity Provisions                                          18
Annuity Benefits                                            18
Income Date and Settlement Option                           18
Change in Income Date and Settlement Option                 18
Settlement Options                                          18
Variable Annuity Payment Values                             19
Fixed Annuity Payment Values                                20
Proof of Age, Sex, and Survival of Annuitant                20
Suspension of Payments                                      20
Tax Status                                                  20
Introduction                                                20
Taxation of Annuities in General                            20
Qualified Plans                                             21
Tax-Sheltered Annuities                                     22
Individual Retirement Annuities                             22
Corporate Pension and Profit-Sharing Plans                  22
Deferred Compensation Plans with Respect to
   Service for State and Local Governments                  22
Variable Account Voting Rights                              22
Distribution of the Contract                                23
Legal Proceedings                                           23
Inquiries by Contract Owners                                23
Table of Contents_Statement of Additional Information       23
Appendix A_Telephone Instructions                           24
Appendix B_Dollar Cost Averaging                            25

                          GLOSSARY OF SPECIAL TERMS

Accumulation  Unit: An accounting unit of measure used to calculate  Contract
Value.

Annuitant: The Annuitant is the natural person to whom any annuity payments will be made starting on the Income Date. The Annuitant may not be over age 80 on the Issue Date (age 75 for Qualified Contracts).

Contract Anniversary: The same month and day as the Issue Date in each subsequent year of the Contract.

Contract Owner: The person (or persons in the case of joint ownership) who possesses all the ownership rights under the Contract. An owner may not be over age 80 on the Issue Date (age 75 for Qualified Contracts).

Contract Value: The sum of all amounts under the Contract, prior to the Income Date, less any surrenders.

Contract Year: Any period of 12 months commencing with the Issue Date and each Contract Anniversary thereafter shall be a Contract Year.

Designated Beneficiary: The person who may be entitled to receive benefits following the death of the Annuitant or Contract Owner. The Designated Beneficiary will be the first person among the following who is alive on the date of death: primary owner; joint owner; primary beneficiary; contingent beneficiary; and if no one is alive, the primary owner's estate. If the primary owner and joint owner are both alive, they will be the Designated Beneficiary together.

Eligible Funds: The mutual funds that are eligible investments for the Variable Account.

In Force: The status of the Contract before the Income Date so long as it is not totally surrendered and there has not been a death of the Annuitant or any Contract Owner that will cause the Contract to end within at most five years of the date of death.

Income Date: The date on which annuity payments are to begin.

Issue Date: The effective date of the Contract; it is shown on Page 3 of the Contract.

Non-Qualified  Contract: Any Contract that is not issued  under  a  Qualified
Plan.

Qualified Contract: Contracts issued under Qualified Plans.

Qualified Plan: A retirement plan established pursuant to the provisions of Sections 401, 403 or 408 of the Internal Revenue Code. Liberty Life treats
Section 457 plans as Qualified Plans.

Service Office: Liberty Life's Service Office, which is 125 High Street, Boston, Massachusetts 02110.

Surrender Value: The Contract Value less deductions made upon a total surrender of the Contract. See "Surrenders" on Page 18.

Variable Account: A separate investment account of Liberty Life, designated Variable Account-K, into which purchase payments may be allocated. The Variable Account is divided into Sub-Accounts ("Sub-Account" or "Investment Account") that correspond to the Eligible Funds in which they invest.

Written Request: A request written on a form satisfactory to Liberty Life, signed by the Contract Owner and a disinterested witness, and filed at its Service Office.
                             SUMMARY OF EXPENSES

The expense summary format below, including the examples, was adopted by the Securities and Exchange Commission to assist the owner of a variable annuity contract in understanding the transaction and operating expenses the owner will directly or indirectly bear under a contract. The values reflect expenses of the Variable Account as well as the Eligible Funds. The expenses shown for the Eligible Funds are from 1996 and the examples should not be considered a representation of future expenses.

Contract Owner Transaction Expenses

Sales Load Imposed on Purchases:                            0%
Maximum Contingent Deferred Sales Charge
  (as a percentage of purchase payments):                   7%1

Years from Date of Payment              Sales Charge
          1                                  7%
          2                                  6%
          3                                  5%
          4                                  4%
          5                                  3%
          6                                  2%
          7                                  1%
          8 or later                         0%

Maximum Total Contract Owner Transaction Expenses2
  (as a percentage of purchase payments):                   7%

Annual Contract Fee                                         $36

Variable Account Annual Expenses
(as a percentage of average net assets)

Mortality and Expense Risk Charge:                          1.25%
Asset-based Sales Charge:                                    .15%
Total Variable Account Annual Expenses                      1.40%

          SteinRoe Trust and Keyport Trust Annual Expenses3,4
          (as a percentage of average net assets)

                  Management      Other             Total Fund
     Fund           Fees        Expenses        Operating Expenses
     CIF            .50%            .15%               .65%
     MSIF           .55             .15                .70 (.72)4
     CKGIF          .65             .14                .79
     CKSIF          .65             .15                .80 (.86%)3
     MAF            .60             .07                .67
     CKUF           .65             .16                .81
     MGSF           .65             .08                .73
     CKUSF          .80             .15                .95
     CAF            .65             .10                .75
     CKIFG          .90             .50               1.40
     NKTF           .90             .37               1.27

Example #1_Assuming surrender of the Contract at the end of the periods shown.5

A $1,000 investment in each Sub-Account listed would be subject to the expenses shown, assuming 5% annual return on assets.

Sub-Account    1 Year        3 Years        5 Years        10 Years
CIF            $ 91           $ 118          $ 155          $ 303
MSIF             92             120            157            309
CKUSF            94             127            171            341
CKGIF            93             123            163            321
MAF              92             119            156            305
CKSIF            93             123            163            322
CKUF             93             123            164            323
MGSF             92             121            159            313
CAF              93             122            162            319
CKIFG            99             141            196            396
NKTF             98             137            189            381

Example #2_Assuming annuitization of the Contract at the end of the periods shown.5

A $1,000 investment in each Sub-Account listed would be subject to the expenses shown, assuming 5% annual return on assets.

Sub-Account         1 Year         3 Years        5 Years        10 Years
     CIF            $ 21           $ 69           $ 125           $ 303
     MSIF             22             71             127             309
     CKUSF            24             79             141             341
     CKGIF            23             74             133             321
     MAF              22             70             126             305
     CKSIF            23             74             133             322
     CKUF             23             74             134             323
     MGSF             22             71             129             313
     CAF              22             72             130             319
     CKIFG            29             93             166             396
     NKTF             28             89             159             381

Example #3_Assuming the Contract stays in force through the periods shown.

A $1,000 investment in each Sub-Account listed would be subject to the same expenses shown in Example #2, assuming 5% annual return on assets.

1Contingent Deferred Sales Charges are deducted only if the Contract is fully or partially surrendered. A surrender will not incur the charge percentage shown to the extent the amount of that surrender does not exceed the Contract's increase in value at the time of surrender or, after the first Contract Year, 10% of the Contract Value on the prior Contract Anniversary if this 10% amount is greater. The full amount of the Contingent Deferred Sales Charge will not be deducted if (a) such amount plus any prior Contingent Deferred Sales Charges plus the cumulative .15% asset-based sales charge exceeds (b) the Contract's maximum cumulative sales charge of 8.5% of the total purchase payments made to the Contract. If the (a) amount exceeds the
(b) amount, the full amount of the Charge will be reduced by the excess amount.

2Liberty Life reserves the right to impose a transfer fee after prior notice to Contract Owners, but currently does not impose any charge. Premium taxes are not shown. Liberty Life deducts the amount of premium taxes, if any, when paid unless Liberty Life elects to defer such deduction.

3Keyport Trust's manager has agreed until 4/30/98 to reimburse all expenses, including management fees, in excess of the following percentage of the average annual net assets of each Fund, so long as such reimbursement would not result in the Fund's inability to qualify as a regulated investment company under the Internal Revenue Code: .80% for CKSIF; 1.75% for CKIFG and NKTF, and 1.00% for CKUF, CKGIF and CKUSF. For CKSIF, the .80% shown in the table is after expense reimbursement and the .86% shown in the parentheses is what the total would have been in the absence of expense reimbursement.

4SteinRoe  Trust's adviser has voluntarily agreed until 4/30/98 to  reimburse
all   expenses,  including  management  fees,  in  excess  of  the  following percentage of the average annual net assets of each Fund, so long as such reimbursement would not result in the Fund's inability to qualify as a regulated investment company under the Internal Revenue Code: .65% for CIF;
 .70% for MSIF; .75% for MAF; .80% for MGSF and CAF. For MSIF, the .70% shown in the table is after expense reimbursement and the .72% shown in the parentheses is what the total would have been in the absence of expense reimbursement.

5The annuity is designed for retirement planning purposes. Surrenders prior to the Income Date are not consistent with the long-term purposes of the Contract and the applicable tax laws.

The examples should not be considered a representation of past or future expenses and charges of the Sub-Accounts. Actual expenses may be greater or less than those shown. Similarly, the assumed 5% annual rate of return is not an estimate or a guarantee of future investment performance. See "Deductions" in this prospectus, "How the Funds are Managed" in the prospectus for SteinRoe Variable Investment Trust, and "Trust Management Organizations" and "Expenses of the Funds" in the prospectus for Keyport Variable Investment Trust.

                                    SYNOPSIS

The Contract allows Contract Owners to allocate purchase payments to the Variable Account only. The Variable Account is a separate investment account maintained by Liberty Life. Contract Owners may receive annuity payments from the Variable Account and/or Fixed Account. The Fixed Account is part of Liberty Life's "general account", which consists of all Liberty Life's assets except the Variable Account and the assets of other separate accounts maintained by Liberty Life. The Contract Value and annuity payments made from the Variable Account will fluctuate according to the investment performance of the Eligible Funds chosen. If the Contract Owner selects a fixed annuity payment option from the Fixed Account, annuity payments will be of a fixed amount.

The Contract permits purchase payments to be made on a flexible purchase payment basis. The minimum initial payment is $5,000. The minimum amount for each subsequent payment is $1,000 or such lesser amounts as Liberty Life may permit from time to time for certain types of contracts (currently $250). (See "Purchase Payments and Applications" on Page 9.)

There are no deductions made from purchase payments for sales charges at the time of purchase. A Contingent Deferred Sales Charge may be deducted in the event of a total or partial surrender (see "Surrenders" on Page 18). The Contingent Deferred Sales Charge is based on a graded table of charges. The charge will not exceed 7% of that portion of the amount surrendered that represents purchase payments made during the seven years immediately preceding the request for surrender. (See "Deductions for Contingent Deferred Sales Charge" on Page 14.) Liberty Life deducts a sales charge which is equal on an annual basis to .15% of the average daily net asset values in the Variable Account attributable to the Contracts. (See "Deductions for Daily Sales Charge" on Page 14.)

Liberty Life deducts a Mortality and Expense Risk Charge, which is equal on an annual basis to 1.25% of the average daily net asset values in the
Variable Account attributable to the Contracts. (See "Deductions for Mortality and Expense Risk Charge" on Page 13.)

Liberty Life deducts an annual Contract Maintenance Charge (currently $36.00) from the Contract Value for administrative expenses. Prior to the Income Date, Liberty Life reserves the right to change this charge for future years. (See "Deductions for Contract Maintenance Charge" on Page 13.)

Premium taxes will be charged against Contract Value. Currently such premium taxes range from 0% to 5.0%. (See "Deductions for Premium Taxes" on Page 15.)

There are no federal income taxes on increases in the value of a Contract until a distribution occurs, in the form of a lump sum payment, annuity payments, or the making of a gift or assignment of the Contract. A federal penalty tax (currently 10%) may also apply. (See "Tax Status" on Page 20.)

The Contract allows the Contract Owner to revoke the Contract within 10 days of delivery (see "Right to Revoke" on Page 16). Since Liberty Life will refund the Contract Value, the Contract Owner bears the investment risk during the revocation period.

                       CONDENSED FINANCIAL INFORMATION
                           Accumulation Unit Values*

                          Accumulation Unit Values*

                         Accumulation    Accumulation     Number of
                         Unit Value      Unit Value     Accumulation
                          Beginning         End          Units End
Sub-Account               of Year**       of Year        of Year       Year

Cash Income               $12.833          $13.288         64,556      1996
Fund   ("CIF")             12.322           12.833         54,470      1995
                           12.036           12.322        110,638      1994
                           11.883           12.036         19,344      1993

Mortgage Securities        16.099           16.621        162,281      1996
Income Fund                14.104           16.099        232,298      1995
("MSIF")                   14.529           14.104        141,459      1994
                           13.930           14.529        161,996      1993

Colonial-Keyport           13.097           15.214        134,025      1996
Growth and Income          10.205           13.097        113,172      1995
Fund   ("CKGIF")           10.426           10.205         87,234      1994
                           10.000           10.426         34,520      1993

Managed Assets             18.650           21.264        351,846      1996
Fund ("MAF")               15.071           18.650        307,463      1995
                           15.785           15.071        202,386      1994
                           14.644           15.785        106,655      1993

Colonial-Keyport           11.497           12.077        149,283      1996
Utilities Fund              8.625           11.497        180,656      1995
("CKUF")                    9.747            8.625        207,084      1994
                           10.000            9.747        218,876      1993

Managed Growth             22.780           27.242         98,750      1996
Stock Fund  ("MGSF")       16.770           22.780         70,419      1995
                           18.158           16.770         60,134      1994
                           17.451           18.158         39,837      1993

Capital Appreciation       23.357           29.237        160,317      1996
Fund ("CAF")               21.192           23.357        142,813      1995
                           21.236           21.192        149,229      1994
                           15.765           21.236         65,816      1993

Colonial-Keyport
Strategic Income           11.684           12.642         41,378      1996
Fund ("CKSIF")             10.000           11.684         29,737      1995

Colonial-Keyport
U.S.  Stock Fund           13.263           15.935          9,787      1996
("CKUSF")                  10.000           13.263              0      1995
               Available in 1995 but no accumulation units were purchased.

Colonial-Keyport            9.723           10.075         31,533     1996
International Fund          9.314            9.723         19,912     1995
for Growth ("CKIFG")       10.000            9.314         20,356     1994

Newport-Keyport            11.445           12.555         26,389     1996
Tiger Fund  ("NKTF")       10.000           11.445          2,242     1995

*Accumulation Unit values are rounded to the nearest tenth of a cent and numbers of accumulation units are rounded to the nearest whole number.

**Except for the six Keyport Trust Funds, each initial unit value is as of January 1, 1993, which precedes the February 15, 1993 date beginning of operations of the Sub-Accounts. The $10.00 value for CKGIF, CKUF, CKSIF,
CKIFG, CKUSF and NKTF is as of the date the Fund Sub-Account first became available: July 23, 1993; July 13, 1993; May 2, 1994; October 13, 1995;
October 13, 1995; and October 13, 1995, respectively.

The full financial statements for the Variable Account and Liberty Life are in the Statement of Additional Information.

The Variable Account may from time to time advertise certain performance information concerning its various Sub-Accounts.

This performance information is not intended to indicate either past performance under an actual Contract or future performance.

The Sub-Accounts, other than CIF Sub-Account, may advertise total return information for various periods of time. Total return performance information is based on the overall percentage change in value of a hypothetical investment in the specific Sub-Account over a given period of time.

Average annual total return information shows the average percentage change in the value of an investment in the Sub-Account from the beginning date of the measuring period to the end of that period. This standardized version of average annual total return reflects all historical investment results, less all charges and deductions applied against the Sub-Account and a Contract (including any Contingent Deferred Sales Charge that would apply if a Contract Owner surrendered the Contract at the end of each period indicated). Average total return does not take into account any premium taxes and would be lower if these taxes were included.

In order to calculate average annual total return, Liberty Life divides the change in value of a Sub-Account under a Contract surrendered on a particular date by a hypothetical $1,000 investment in the Sub-Account made by the Contract Owner at the beginning of the period illustrated. The resulting total rate for the period is then annualized to obtain the average annual percentage change during the period. Annualization assumes that the application of a single rate of return each year during the period will produce the ending value, taking into account the effect of compounding.

The Sub-Accounts may present additional total return information computed on a different basis.

First, the Sub-Accounts may present total return information computed on the same basis as described above, except deductions will not include the Contingent Deferred Sales Charge. This presentation assumes that the investment in the Contract continues beyond the period when the Contingent Deferred Sales Charge applies, consistent with the long-term investment and retirement objectives of the Contract. The total return percentage will thus be higher under this method than the standard method described above.

Second, the Sub-Accounts may present total return information calculated by dividing the change in a Sub-Account's Accumulation Unit value over a specified time period by the Accumulation Unit value of that Sub-Account at the beginning of the period. This computation results in a 12-month change rate or, for longer periods, a total rate for the period which Liberty Life annualizes in order to obtain the average annual percentage change in the Accumulation Unit value for that period. The change percentages do not take into account the Contingent Deferred Sales Charge, the Contract Maintenance Charge and premium taxes. The percentages would be lower if these charges were included.

Third, the Sub-Accounts may present total return information for the SteinRoe Trust's Funds for periods prior to the date the Variable Account began operations. For such periods, any total return information for the Sub-Accounts will be calculated based on the actual performance of the Funds and on the assumption that the Sub-Accounts and the Contract were in existence since the inception date of the Funds.

The CIF Sub-Account is a money market Sub-Account that may advertise yield and effective yield information. The yield of the Sub-Account refers to the income generated by an investment in the Sub-Account over a specifically identified 7-day period. This income is annualized by assuming that the amount of income generated by the investment during that week is generated each week over a 52-week period and is shown as a percentage. The yield reflects the deduction of all charges assessed against the Sub-Account and a Contract but does not take into account Contingent Deferred Sales Charges and premium taxes. The yield would be lower if these charges were included.

The effective yield of the Sub-Account is calculated in a similar manner but, when annualizing such yield, income earned by the Sub-Account is assumed to be reinvested. This compounding effect causes effective yield to be higher than yield.

                    LIBERTY LIFE AND THE VARIABLE ACCOUNT

Liberty Life Assurance Company of Boston was incorporated on September 17, 1963 as a stock life insurance company. Its executive and administrative offices are at 175 Berkeley Street, Boston, Massachusetts 02117.

Liberty Life writes individual life insurance on both a participating and a non-participating basis and group life and health insurance and individual and group annuity contracts on a non-participating basis. The variable annuity contracts described in this prospectus are issued on a non-participating basis. Liberty Life is licensed to do business in all states and in the District of Columbia. However, the contracts described in this prospectus are currently offered only in New York. Liberty Life has been rated "A" by A.M. Best and Company, independent analysts of the insurance industry. The Best's A rating is in the second highest rating category, which also includes a lower rating of A-. Best's Ratings merely reflect Best's opinion as to the relative financial strength of Liberty Life and Liberty Life's ability to meet its contractual obligations to its policyholders. Even though assets in the Variable Account are held separately from Liberty Life's other assets, ratings of Liberty Life may still be relevant to Contract Owners since not all of Liberty Life's contractual obligations relate to payments based on those segregated assets (e.g., see "Death Provisions" on pages 16-17 for Liberty Life's obligation after certain deaths to increase the Contract Value if it is less than the guaranteed minimum death value amount).

Liberty Life is a wholly-owned subsidiary of Liberty Mutual Insurance Company and Liberty Mutual Fire Insurance Company. Liberty Mutual Insurance Company is a multi-line insurance company.

The Variable Account was established by Liberty Life pursuant to the provisions of Massachusetts Law on September 13, 1989. The Variable Account meets the definitions of "separate account" under the federal securities laws. The Variable Account was registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940 on June 12, 1991. Such registration does not involve supervision of the management of the Variable Account or Liberty Life by the Securities and Exchange Commission, and the Variable Account is subject to regulation as an investment company.

Obligations under the Contracts are the obligations of Liberty Life. Although the assets of the Variable Account are the property of Liberty Life, these assets are held separately from the other assets of Liberty Life and are not chargeable with liabilities arising out of any other business Liberty Life may conduct. Income, capital gains and/or capital losses, whether or not realized, from assets allocated to the Variable Account are credited to or charged against the Variable Account without regard to the income, capital gains, and/or capital losses arising out of any other business Liberty Life may conduct. The Contract Value and the amount of variable annuity payments will vary with the investment performance of the investments in the Variable Account. Liberty Life does not guarantee the investment performance of the Variable Account.

                      PURCHASE PAYMENTS AND APPLICATIONS

The initial purchase payment is due on the Issue Date. The minimum initial purchase payment is $5,000. Additional purchase payments can be made at the Contract Owner's option. Each subsequent purchase payment must be at least $1,000 or such lesser amount as Liberty Life may permit from time to time for certain types of contracts (currently $250). Liberty Life may reject any purchase payment.

If the application for a Contract is in good order, Liberty Life will apply the initial purchase payment to the Variable Account as instructed by the Contract Owner and credit the Contract with Accumulation Units within two business days of receipt. If the application for a Contract is not in good order, Liberty Life will attempt to get it in good order within five business days. If it is not complete at the end of this period, Liberty Life will inform the applicant of the reason for the delay and that the purchase payment will be returned immediately unless the applicant specifically consents to Liberty Life keeping the purchase payment until the application is complete. Once it is complete, the purchase payment will be applied within two business days of its completion. Liberty Life has reserved the right to reject any application.

Liberty Life confirms, in writing, to the Contract Owner the allocation of all purchase payments and the re-allocation of values after any requested transfer. Liberty Life must be notified immediately by the Contract Owner of any processing error.

Liberty Life will permit others to act on behalf of an applicant in two instances. First, Liberty Life will accept an application for a Contract that contains a signature signed under a power of attorney if a copy of that power of attorney is submitted with the application. Second, Liberty Life will issue a Contract that is replacing an existing life insurance or annuity policy that was issued by either Liberty Life or an affiliated company without having previously received a signed application from the applicant. Certain dealers will inform Liberty Life of an applicant's answers to the questions in the application by telephone or by order ticket and cause the initial purchase payment to be paid to Liberty Life. If the information is in good order, Liberty Life will issue the Contract with a copy of an application completed with that information. The Contract will be delivered to the Contract Owner with a letter from Liberty Life that will give the Contract Owner an opportunity to respond to Liberty Life if any of the application information is incorrect. Alternatively, Liberty Life's letter may request the Contract Owner to confirm the correctness of the information by signing either a copy of the application or a Contract delivery receipt that ratifies the application in all respects (in either case, a copy of the signed document would be returned to Liberty Life for its permanent records). All purchases are confirmed, in writing, to the applicant. Liberty Life's liability under a Contract extends only to amounts so confirmed.

                     INVESTMENTS OF THE VARIABLE ACCOUNT

                       Allocations of Purchase Payments

Purchase payments will be invested in one or more of the Eligible Fund Sub-Accounts designated as permissible investments in accordance with the selection made by the Contract Owner in the application. Any selection must specify the percentage of the purchase payment that is allocated to each Sub-Account. The percentage for each Sub-Account, if not zero, must be at least 10% and must be a whole number. A Contract Owner may change the allocation percentages without fee, penalty or other charge. Allocation changes must be made by Written Request unless the Contract Owner has by Written Request authorized Liberty Life to accept telephone allocation instructions from the Contract Owner or from a person acting for the Contract Owner as an attorney-in-fact under a power of attorney. By authorizing Liberty Life to accept telephone changes, a Contract Owner agrees to accept and be bound by the conditions and procedures established by Liberty Life from time to time. The current conditions and procedures are described in Appendix A and Contract Owners authorizing telephone allocation instructions will be notified, in advance, of any changes.

The Variable Account is segmented into Sub-Accounts. Each Sub-Account invests in the shares of one of the Eligible Funds and such shares are purchased at net asset value. Eligible Funds and Sub-Accounts may be added or withdrawn as permitted by applicable law. The Sub-Accounts of the Variable Account and the corresponding Eligible Funds currently are as follows:

Eligible Funds of SteinRoe Variable Investment Trust      Sub-Accounts
Cash Income Fund ("CIF")                                  CIF Sub-Account
Mortgage  Securities  Income Fund  ("MSIF")               MSIF Sub-Account
Managed Assets Fund ("MAF")                               MAF Sub-Account
Managed Growth Stock Fund ("MGSF")                        MGSF Sub-Account
Capital Appreciation Fund ("CAF")                         CAF Sub-Account

Eligible Funds of Keyport Variable Investment Trust       Sub-Accounts
Colonial-Keyport Growth and Income Fund ("CKGIF")         CKGIF Sub-Account
Colonial-Keyport Strategic Income Fund ("CKSIF")          CKSIF Sub-Account
Colonial-Keyport  Utilities  Fund  ("CKUF")               CKUF Sub-Account
Colonial-Keyport U.S. Stock Fund ("CKUSF")                CKUSF Sub-Account
Colonial-Keyport International Fund for Growth ("CKIFG")  CKIFG Sub-Account
Newport-Keyport  Tiger  Fund  ("NKTF")                    NKTF Sub-Account

                                Eligible Funds

The Eligible Funds which are the permissible investments of the Variable Account are the separate funds of SteinRoe Variable Investment Trust, the separate funds of Keyport Variable Investment Trust, and any other mutual funds with which Liberty Life and the Variable Account may enter into a participation agreement for the purpose of making such mutual funds available as Eligible Funds under certain Contracts.

Stein Roe & Farnham Incorporated ("Stein Roe") is the investment adviser for each Eligible Fund of SteinRoe Trust. In 1986, Stein Roe was organized and succeeded to the business of Stein Roe & Farnham, a partnership. Stein Roe is an affiliate of Liberty Life. Stein Roe and its predecessor have provided investment advisory and administrative services since 1932.

Keyport Advisory Services Corp. ("KASC"), an affiliate of Liberty Life, is the manager for Keyport Trust and its Eligible Funds. Colonial Management Associates, Inc. ("Colonial"), an affiliate of Liberty Life, serves as sub-adviser for the Eligible Funds (except for Newport-Keyport Tiger Fund). Colonial has provided investment advisory services since 1931. Newport Fund Management, Inc., an affiliate of Liberty Life, serves as sub-adviser for the Newport-Keyport Tiger Fund.

The investment objectives of the Eligible Funds are briefly described below. More detailed information, including investor considerations related to the risks of investing in a particular Eligible Fund, may be found in the current prospectus for that Fund. An investor should read that prospectus carefully before selecting a fund for investing. The prospectus is available, at no charge, from a salesperson or by writing the Distributor, Keyport Financial Services Corp. at 125 High Street, Boston, MA 02110 or by calling (800) 437-4466.

Eligible Funds of SteinRoe
Variable Investment Trust and
Variable Account Sub-Accounts      Investment Objective

Cash Income Fund
(CIF Sub-Account)                  High  current income  from
                                   short-term money market instruments while emphasizing preservation of capital and maintaining excellent liquidity.

Mortgage Securities Income Fund
(MSIF Sub-Account)                 Highest possible level  of
                                   current income consistent with safety of principal and maintenance of liquidity through investment primarily in mortgage-backed securities.

Managed Assets Fund
(MAF Sub-Account)                  High   total   investment
                                   return through investment in a changing mix of securities.

Managed Growth Stock Fund
(MGSF Sub-Account)                 Long-term growth of capital
                                   through investment primarily in common stocks.

Capital Appreciation Fund
(CAF Sub-Account)                  Capital growth by investing
                                   primarily in common stocks, convertible securities and other securities selected for prospective capital growth.

Eligible Funds of Keyport
Variable Investment Trust and
Variable Account Sub-Accounts                Investment Objective

Colonial-Keyport Growth and Income Fund
(CKGIF Sub-Account)                          Primarily  income and  long-term
                                             capital growth and, secondarily,
                                             preservation of capital.

Colonial-Keyport Strategic Income
Fund (CKSIF Sub-Account)                     A high level
                                             of   current   income,   as   is
                                             consistent   with  the   prudent
                                             risk,   and   maximizing   total
                                             return,      by     diversifying
                                             investments  primarily  in  U.S.
                                             and  foreign government and high
                                             yield, high risk corporate  debt
                                             securities. The Fund may  invest
                                             a  substantial  portion  of  its
                                             assets in high yield, high  risk
                                             bonds  (commonly referred to  as
                                             "junk bonds").

Colonial-Keyport Utilities Fund
(CKUF Sub-Account)                           Primarily  current  income  and,
                                             secondarily,  long-term  capital
                                             growth.

Colonial-Keyport U.S. Stock Fund
(CKUSF Sub-Account)                          Growth
                                             exceeding over time the S&P  500
                                             Index  (Standard  &  Poor's  500
                                             Corporation   Composite    Stock
                                             Price Index) performance.

Colonial-Keyport International Fund
for Growth (CKIFG Sub-Account)               Long-term capital
                                             growth,  by investing  primarily
                                             in  non-U.S.  equity securities.
                                             The  Fund is non-diversified and
                                             may  invest more than 5% of  its
                                             total  assets in the  securities
                                             of   a  single  issuer,  thereby
                                             increasing  the  risk  of   loss
                                             compared to a diversified fund.

Newport-Keyport Tiger Fund
(NKTF Sub-Account)                           Long-term capital growth by
                                             investing primarily  in
                                             equity  securities
                                             of companies located in the four
                                             Tigers   of  Asia  (Hong   Kong,
                                             Singapore,   South   Korea   and
                                             Taiwan) and other mini-Tigers of
                                             Asia     (Malaysia,    Thailand,
                                             Indonesia,   China    and    the
                                             Philippines).

There is no assurance that the Eligible Funds will achieve their stated objectives.

SteinRoe Variable Investment Trust is a funding vehicle for variable annuity contracts offered by the separate accounts of Liberty Life and of insurance companies affiliated and unaffiliated with Liberty Life. Keyport Variable Investment Trust is a funding vehicle for variable annuity contracts offered by the separate accounts of Liberty Life and of insurance companies affiliated with Liberty Life. Both Trusts also are funding vehicles for variable life insurance policies offered by the separate accounts of insurance companies affiliated with Liberty Life. The risks involved in this "mixed and shared funding" are disclosed in the Trusts' prospectuses under the caption "The Trust".

                            Dollar Cost Averaging

Liberty Life offers a dollar cost averaging program that Contract Owners may participate in by Written Request. The program periodically transfers Accumulation Units from the CIF Sub-Account to other Sub-Accounts selected by the Contract Owner. The program allows a Contract Owner to invest in non- "money market" Sub-Accounts over time rather than having to invest in those Sub-Accounts all at once. The program is available for initial and subsequent purchase payments and for Contract Value transferred into the CIF Sub-Account. Under the program, Liberty Life makes automatic transfers on a periodic basis out of the Sub-Account into one or more of the other Sub-Accounts (Liberty Life reserves the right to limit the number of Sub-Accounts the Contract Owner can choose but there are currently no limits). A transfer under the program will not be counted as a transfer for the purposes of the limitations in "Transfer of Contract Value" below. The automatic transfer program does not guarantee a profit nor does it protect against loss in declining markets. The program is described in detail in Appendix B on Page 25.

                         Transfer of Contract Value

Contract Owners may transfer Contract Value from one Sub-Account to another Sub-Account.

The Contract allows Liberty Life to charge a transfer fee and to limit the number of transfers that can be made in a specified time period. Contract Owners should be aware that transfer limitations may prevent an Owner from making a transfer on the date he or she wants to, with the result that the Owner's future Contract Value may be lower than it would have been had the transfer been made on the desired date.

Currently, Liberty Life is not charging a transfer fee but it is limiting transfers to 12 per calendar year except as follows. For transfers under different Contracts that are being requested under powers of attorney with a common attorney-in-fact or that are, in Liberty Life's determination, based on the recommendation of a common investment adviser or broker/dealer, the transfer limitation is instead one transfer every 30 days.

Regardless of which transfer limitation is applicable, Liberty Life is also limiting each transfer to a maximum of $500,000. All transfers requested for a Contract on the same day will be treated as a single transfer and the total combined transfer amount will be subject to the $500,000 limitation. If the $500,000 limitation is exceeded, no amount of the transfer will be executed by Liberty Life.

In applying the limitation of 12 transfers in a year of up to $500,000 apiece, Liberty Life may treat as one transfer all transfers requested by a Contract Owner for multiple Contracts he or she owns. If the $500,000 limitation is exceeded for multiple transfers requested on the same day that are treated as a single transfer, no amount of the transfer will be executed by Liberty Life.

In applying the limitation of one $500,000 transfer every 30 days, Liberty Life will treat as one transfer all transfers requested under different Contracts that are being requested under powers of attorney with a common attorney-in-fact or that are, in Liberty Life's determination, based on the recommendation of a common investment adviser or broker/dealer. If the $500,000 limitation is exceeded for multiple transfers requested on the same day that are treated as a single transfer, no amount of the transfer will be executed by Liberty Life. If a transfer is executed under one Contract and, within the next 30 days, a transfer request for another Contract is determined by Liberty Life to be related to the executed transfer under this paragraph's rules, the transfer request will not be executed by Liberty Life (in order for it to be executed, it would need to be requested again after the 30 day period and it, along with any other transfer requests that are collectively treated as a single transfer, would need to total less than $500,000).

Liberty Life's interest in applying these limitations is to protect the interests of both Contract Owners who are not engaging in significant transfer activity and Contract Owners who are engaging in such activity. Liberty Life has determined that the actions of Contract Owners engaging in significant transfer activity among Sub-Accounts may cause an adverse affect on the performance of the underlying Fund for the Sub-Account involved. The movement of Sub-Account values from one Sub-Account to another may prevent the appropriate underlying Fund from taking advantage of investment opportunities because it must maintain a liquid position in order to handle redemptions. Such movement may also cause a substantial increase in Fund transaction costs which must be indirectly borne by Contract Owners.

Contract Owners will be notified, in advance, of the imposition of any transfer fee or of a change in the limitation on the number of transfers. Any fee will not exceed $25 per transfer and the fee will not exceed the cost of effecting a transfer.

Transfers must be made by Written Request unless the Contract Owner has by Written Request authorized Liberty Life to accept telephone transfer requests from the Contract Owner or from a person acting for the Contract Owner as an attorney-in-fact under a power of attorney. By authorizing Liberty Life to accept telephone transfer instructions, a Contract Owner agrees to accept and be bound by the conditions and procedures established by Liberty Life from time to time. The current conditions and procedures are in Appendix A and Contract Owners authorizing telephone transfers will be notified, in advance, of any changes. Written transfer requests may be made by a person acting for the Contract Owner as an attorney-in-fact under a power of attorney.

Transfer requests received by Liberty Life's Service Office before the close of regular trading on the New York Stock Exchange (currently 4:00 PM Eastern
Time) will be initiated at the close of business that day. Any requests received later will be initiated at the close of the next business day. Each request from a Contract Owner to transfer value will be executed by both redeeming and acquiring Accumulation Units on the day Liberty Life's Service Office initiates the transfer.

If 100% of any Sub-Account's value is transferred and the allocation formula for purchase payments includes that Sub-Account, then the allocation formula for future purchase payments will automatically change unless the Contract Owner instructs otherwise. For example, if the allocation formula is 50% to Sub-Account A and 50% to Sub-Account B and all of Sub-Account A's value is transferred to Sub-Account B, the allocation formula will change to 100% to Sub-Account B unless the Contract Owner instructs otherwise.

      Substitution of Eligible Funds and Other Variable Account Changes

If the shares of any of the Eligible Funds should no longer be available for investment by the Variable Account or if in the judgment of Liberty Life's management further investment in such fund shares should become inappropriate in view of the purpose of the Contract, Liberty Life may add or substitute shares of another Eligible Fund or of another mutual fund for Eligible Fund shares already purchased under the Contract. No substitution of Fund shares in any Sub-Account may take place without prior approval of the Securities and Exchange Commission and notice to Contract Owners, to the extent required by the Investment Company Act of 1940.

Liberty Life has also reserved the right, subject to compliance with the law as currently applicable or subsequently changed:(a) to operate the Variable Account in any form permitted under the Investment Company Act of 1940 or in any other form permitted by law; (b) to take any action necessary to comply with or obtain and continue any exemptions from the Investment Company Act of 1940 or to comply with any other applicable law; (c) to transfer any assets in any Sub-Account to another Sub-Account, or to one or more separate investment accounts, or to Liberty Life's general account; or to add, combine or remove Sub-Accounts in the Variable Account; and (d) to change the way Liberty Life assesses charges, so long as the aggregate amount is not increased beyond that which may be charged to the Variable Account and the Eligible Funds in connection with the Contracts.

                                  DEDUCTIONS

                 Deductions for Contract Maintenance Charge

Liberty Life has responsibility for providing all administration of the Contracts and the Variable Account. Liberty Life has sub-contracted to an affiliate the actual day to day administration of the Contract, owner accounting and administration for a fee. This administration includes, but is not limited to, preparation of the Contracts, maintenance of Contract Owners' records, and all accounting, valuation, regulatory and reporting requirements. Liberty Life has contracted with Keyport Life Insurance Company, an affiliate, to provide all administration for the Contracts, as its agent. Liberty Life makes a Contract Maintenance Charge for such services. At the present time the Contract Maintenance Charge is $36.00 per Contract Year. PRIOR TO THE INCOME DATE THE CONTRACT MAINTENANCE CHARGE IS NOT GUARANTEED AND MAY BE CHANGED BY LIBERTY LIFE. The amount of the charge will not exceed $100.

Prior to the Income Date, the full amount of the charge will be deducted from the Contract Value on each Contract Anniversary and on the date of any total surrender not falling on the Contract Anniversary. On the Income Date, a pro-rata portion of the charge due on the next Contract Anniversary will be deducted from the Contract Value. This pro-rata charge covers the period from the prior Contract Anniversary to the Income Date. For example, if the Income Date occurs 73 days after that prior anniversary, then one-fifth (i.e., 73 days/365 days) of the annual charge would be deducted on the Income Date. The charge will be deducted from each Sub-Account in the proportion that the value of each bears to the Contract Value.

Once annuity payments begin on the Income Date or once they begin after surrender benefits are applied under a settlement option, the yearly cost of the Contract Maintenance Charge for a payee's annuity will be the same as the yearly amount in effect immediately before the annuity payments begin. Liberty Life may not later change the amount of the Contract Maintenance Charge deducted from the annuity payments. The charge will be deducted on a pro-rata basis from each annuity payment.

For example, if annuity payments are monthly, then one-twelfth of the annual charge will be deducted from each payment.

              Deductions for Mortality and Expense Risk Charge

Although variable annuity payments made to Annuitants will vary in accordance with the investment performance of the investments of the Variable Account, they will not be affected by the mortality experience (death rate) of persons receiving such payments or of the general population. Liberty Life guarantees certain total surrenders after the death of the Annuitant or Contract Owner will not result in payments that are reduced by a Contingent Deferred Sales Charge or in payments that are lower than the amount of purchase payments less any prior partial surrenders. Liberty Life assumes an expense risk since the Contract Maintenance Charge after the Income Date will stay the same and not be affected by variations in expenses.

To compensate it for assuming these mortality and expense risks, Liberty Life deducts from each Sub-Account for each Valuation Period, a Mortality and Expense Risk Charge equal on an annual basis to 1.25% of the average daily net asset value of the Sub-Account. The charge is deducted during both the accumulation and annuity periods (i.e., both before and after the Income
Date).

                      Deductions for Daily Sales Charge

Liberty Life also deducts from each Sub-Account each Valuation Period a sales charge equal on an annual basis to 0.15% of the average daily net asset value of the Sub-Account. This charge compensates Liberty Life for certain sales distribution expenses relating to the Contract. This charge will not be deducted from Sub-Account values attributable to Contracts that have reached the maximum cumulative sales charge limit defined in the next section. The charge is also not deducted from Sub-Account values attributable to Annuity Units.

               Deductions for Contingent Deferred Sales Charge

A sales charge is not deducted from the Contract's purchase payments when initially received. However, a Contingent Deferred Sales Charge may be deducted upon a surrender.

In order to determine whether a Contingent Deferred Sales Charge will be due upon a partial or total surrender, Liberty Life maintains a separate set of records. These records identify the date and amount of each purchase payment made to the Contract and the Contract Value over time.

A surrender in any Contract Year will be free of Contingent Deferred Sales Charge to the extent the surrender amount does not exceed the Contract's increase in value at that time. The increase in value is equal to: the Contract Value at the time of surrender; less that portion of purchase payments that are still remaining at the time of surrender.

After the first Contract Year, Liberty Life guarantees that a minimum amount of Contract Value will be free of Contingent Deferred Sales Charge each year. This amount is equal to 10% of the Contract Value at the beginning of each Contract Year (i.e., on the Contract Anniversary). This 10% amount will be reduced by the amount of each surrender in a year that represents the Contract's increase in value. The portion of any surrender in excess of this increase in value but not in excess of the remaining 10% amount will be free of Contingent Deferred Sales Charge. This portion will be deducted from the purchase payments in chronological order from the oldest to the most recent until the amount is fully deducted. Any amount so deducted will not be subject to a charge.

The following additional amounts will be deducted from the purchase payments in the same chronological order: the amount of any surrender in the first Contract Year in excess of the Contract's increase in value at the time of surrender; and the amount of any surrender in any later Contract Year in excess of the Contract's increase in value at the time of surrender (or in excess of the 10% limit if it applies). The Contingent Deferred Sales Charge for each purchase payment from which a deduction is made will be equal to (a) multiplied by (b), where:

(a)  is the amount so deducted; and

(b) is the applicable percentage for the number of years that have elapsed from the date of that payment to the date of surrender. Years are measured from the month and day of payment to the same month and day in each subsequent calendar year. The percentages applicable to each purchase payment during the seven years after the date of its payment are: 7% during Year 1; 6% during Year 2; 5% during Year 3; 4% during
     Year 4; 3% during Year 5; 2% during Year 6; 1% during Year 7; and 0% thereafter.

The applicable Contingent Deferred Sales Charges for each purchase payment are then totalled. The lesser of this total amount and the Contract's maximum cumulative sales charge will be deducted from the Contract Value in the same manner as the surrender amount. The maximum cumulative sales charge is equal to (a) less (b), where (a) is 8.5% of the total purchase payments made to the Contract and (b) is the sum of all prior Contingent Deferred Sales Charge deductions from the Contract Value and all prior Variable Account sales charges applicable to the Contract from the 0.15% sales charge factor. After each surrender, Liberty Life records will be adjusted to reflect any deductions made from the applicable purchase payments.

Example: Two purchase payments were made one year apart for $5,000 and $7,000. The Contract Value has grown to an assumed $13,200 when the Owner decides to withdraw $8,000. The Contract Value at the beginning of the Contract Year of surrender was $13,000. The Contingent Deferred Sales Charge percentages at the time of surrender are an assumed 5% for the $5,000 payment and 6% for the $7,000 payment. The portion of the surrender representing the Contract's increase in value ($13,200 less $12,000, or $1,200) would not be subject to charges. Since $1,200 is less than the amount guaranteed not to have charges (10% of $13,000, or $1,300) an additional $100 would not be subject to charges. This $100 would be deducted from the oldest purchase payment, reducing it from $5,000 to $4,900. The $1,200 increase in value plus the additional $100 leaves $6,700 ($8,000 - 1,200 - 100) to be deducted. This $6,700 would be deducted from the $4,900 of the first payment still left and $1,800 of the second payment. The total Contingent Deferred Sales Charge would be $4,900 multiplied by the applicable 5% and $1,800 times the applicable 6%, or a total of $353. The sales charge records would now reflect $0 for the 1st payment and $5,200 for the 2nd payment. The $8,000 requested plus the $353 charge would be deducted from Contract Values under the rules specified in the "Surrenders" section on Page 18.

The Contingent Deferred Sales Charge, when it is applicable, will be used to cover the expenses of selling the Contract, including compensation paid to selling dealers and the cost of sales literature. Any expenses not covered by the Charge will be paid from Liberty Life's general account, which may include monies deducted from the Variable Account for the Mortality and Expense Risk Charge. A dealer selling the Contract can receive up to 6% of purchase payments.

Liberty Life may establish a program to allow a Contract Owner to request systematic partial surrenders in the first Contract Year up to a total of 10% of the initial purchase payment to the Contract. Under such a program, Liberty Life may waive the Contingent Deferred Sales Charge on the amount of any partial surrender that is in excess of the Contract's increase in value (defined in the third paragraph of this section) at the time the surrender occurs. Any such excess surrender amount will not be deducted from the initial purchase payment under the procedure described in the fourth paragraph of this section. This means that the waiver of Contingent Deferred Sales Charge is not a permanent waiver and the Charge can potentially be collected by Liberty Life in the event the Contract Owner later makes a non-systematic partial or total surrender.

                 Deductions for Transfers of Contract Value

The Contract allows Liberty Life to charge a transfer fee. Currently no fee is being charged. Contract Owners will be notified, in advance, of the imposition of any fee. Any fee will not exceed $25 per transfer and the fee will not exceed the cost of effecting a transfer.

                        Deductions for Premium Taxes

Liberty Life deducts the amount of any premium taxes levied by any state or governmental entity when paid unless Liberty Life elects to defer such deduction. Such premium taxes may depend, among other things, on the type of Contract (Qualified or Non-Qualified), on the state of residence of the Contract Owner, the state of residence of the Annuitant, the status of Liberty Life within such states, and the insurance tax laws of such states. For New York Contracts, the current premium tax rate is 0%.

                         Deductions for Income Taxes

Liberty Life will deduct from any amount payable under the Contract any income taxes that a governmental authority requires Liberty Life to withhold with respect to that amount.

See "Income Tax Withholding" on Page 21 and "Tax-Sheltered Annuities" on Page
22.

                               Total Expenses

The Variable Account's total expenses in relation to the Contract will be the Contract Maintenance Charge, the Mortality and Expense Risk Charge, and the Daily Sales Charge.

The value of the assets in the Variable Account will reflect the value of Eligible Fund shares and therefore the deductions from and expenses paid out of the assets of the Eligible Funds. These deductions and expenses are described in the Eligible Fund prospectus.

                                 THE CONTRACTS

                               Contract Value

The Contract Value for a Contract is the sum of the value of each Sub-Account to which values are allocated under a Contract. The value of each Sub-Account is determined at any time by multiplying the number of Accumulation Units attributable to that Sub-Account by the Accumulation Unit value for that Sub-Account at the time of determination. The Accumulation Unit value is an accounting unit of measure used to determine the change in an Accumulation Unit's value from Valuation Period to Valuation Period.

Each purchase payment that is made results in additional Accumulation Units being credited to the Contract and the appropriate Sub-Account thereunder.
The number of additional units for any Sub-Account will equal the amount allocated to that Sub-Account divided by the Accumulation Unit value for that Sub-Account at the time of investment.

                              Valuation Periods

The Variable Account is valued each Valuation Period using the net asset value of the Eligible Fund shares. A Valuation Period is the period commencing at the close of regular trading on the New York Stock Exchange on each Valuation Date and ending at the close of regular trading for the next succeeding Valuation Date. A Valuation Date is each day that the New York Stock Exchange is open for business. The New York Stock Exchange is currently closed on weekends, New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                            Net Investment Factor

Contract Value will fluctuate in accordance with the investment results of the underlying Eligible Funds. In order to determine how these fluctuations affect value, Liberty Life utilizes an Accumulation Unit value. Each Sub-Account has its own Accumulation Units and value per Unit. The Unit value applicable during any Valuation Period is determined at the end of that period.

On  January  1, 1993, Liberty Life valued each Accumulation Unit as  follows:
CIF_$11.882756;   MSIF_$13.930256;  MAF_$14.643832;  MGSF_   $17.450604   and
CAF_$15.765195. The Accumulation Units for CKUF, CKGIF, CKIFG, CKSIF, CKUSF and NKTF were valued at $10.000000 when Liberty Life first purchased these Eligible Fund shares on behalf of the Variable Account. The Unit value for each Sub-Account in any Valuation Period thereafter is determined by multiplying the value for the prior period by a net investment factor. This factor may be greater or less than 1.0; therefore, the Accumulation Unit may increase or decrease from Valuation Period to Valuation Period. Liberty Life calculates a net investment factor for each Sub-Account by dividing (a) by
(b) and then subtracting (c) (i.e., (a/b) - c), where:

(a)  is equal to:

          (i) the net asset value per share of the Eligible Fund at the end of the Valuation Period; plus

          (ii) the per share amount of any distribution made by the Eligible Fund if the "ex-dividend" date occurs during that same Valuation Period.

(b) is the net asset value per share of the Eligible Fund at the end of the prior Valuation Period.

(c)  is equal to:

          (i) the Valuation Period equivalent of the 1.25% per year Mortality and Expense Risk Charge; plus

          (ii) the Valuation Period equivalent of the .15% per year Daily Sales Charge; plus

          (iii) a charge factor, if any, for any tax provision established by Liberty Life as a result of the operations of that Sub-Account.

If a Contract ever reaches the maximum cumulative sales charge limit defined in "Deductions for Contingent Deferred Sales Charge", Unit values without
(c)(ii) above will be used thereafter.

                        Modification of the Contract

Only Liberty Life's President or Secretary may agree to alter the Contract or waive any of its terms. Any changes must be made in writing and with the Contract Owner's consent, except as may be required by applicable law.

                               Right to Revoke

The Contract Owner may return the Contract within 10 days after he or she receives it by delivering or mailing it to Liberty Life's Service Office. The return of the Contract by mail will be effective when the postmark is affixed to a properly addressed and postage-prepaid envelope. The returned Contract will be treated as if Liberty Life never issued it and Liberty Life will refund the Contract Value.

                 DEATH PROVISIONS FOR NON-QUALIFIED CONTRACTS
               Death of Primary Owner, Joint Owner or Annuitant

These provisions apply if, before the Income Date while the Contract is In Force, the primary Owner, any joint Owner, or the Annuitant dies. The Designated Beneficiary will control the Contract after such death.

The Contract Value will be increased, as provided below, if it is less than the guaranteed minimum death value amount ("GMDV"). The GMDV is the greater of the following two amounts: (a) Liberty Life will add up all purchase payments made through the date of death, and then subtract all partial surrenders made through the date of death and (b) Liberty Life will compute an "Anniversary Value" for each Contract Anniversary (if any) before the 81st birthday of the covered person and Liberty Life will use the greatest of such "Anniversary Values". The covered person is the Primary Owner or, if there is a non-natural Owner such as a trust, the Annuitant is the covered person. The "Anniversary Value" for each applicable Contract Anniversary initially equals the Contract Value on that Anniversary. It is then increased by any purchase payments made from that Anniversary until the date of death, and decreased by the following amount at the time of each partial surrender made from that Anniversary until the date of death: the partial surrender amount divided by the Contract Value right before the surrender, multiplied by the "Anniversary Value" right before the surrender.

For any Contract issued before November 1, 1995, the GMDV is the greatest  of
(a) and (b) above and (c) the Contract Value on the seventh Contract Anniversary, plus any purchase payments made from that Anniversary until the date of death, less any partial surrenders made from that Anniversary until the date of death.

When Liberty Life receives due proof of death, Liberty Life will compare, as of the date of death, the Contract Value to the GMDV. If the Contract Value was less than the GMDV, Liberty Life will increase the current Contract Value by the amount of the difference. Note that while the amount of the difference is determined as of the date of death, that amount is not added to the Contract Value until Liberty Life receives due proof of death. The amount to be credited will be allocated to the Variable Account based on the purchase payment allocation selection that is in effect when Liberty Life receives due proof of death. Whether or not the Contract Value is increased because of this minimum death provision, the Designated Beneficiary may surrender the Contract within 90 days of the date of death for the Contract Value (i.e., any applicable Contingent Deferred Sales Charge will be waived). For a surrender after 90 days, the Surrender Value is payable instead. If the Contract is not surrendered, it will stay in force for the time period specified below.

If the decedent's surviving spouse (if any) is the sole Designated Beneficiary, the surviving spouse will automatically become the new sole primary owner as of the Annuitant's date of the death. And, if the Annuitant is the decedent, the new Annuitant will be any living contingent Annuitant, otherwise the surviving spouse. The Contract can stay in force until another death occurs (i.e., until the death of the Annuitant, primary Owner or joint Owner). Except for this paragraph, all of "Death Provisions" will apply to that subsequent death.

In all other cases, the Contract can stay in force up to five years from the date of death. During this period, the Designated Beneficiary may exercise all ownership rights, including the right to make transfers or partial surrenders or the right to totally surrender the Contract for its Surrender Value. If the Contract is still in force at the end of the five-year period, Liberty Life will automatically end it then by paying the Contract Value to the Designated Beneficiary. If the Designated Beneficiary is not alive then, Liberty Life will pay any person(s) named by the Designated Beneficiary in a Written Request; otherwise the Designated Beneficiary's estate.

                             Payment of Benefits

Instead of receiving a lump sum, the Owner or any Designated Beneficiary may direct by Written Request that Liberty Life pay any benefit of $2,000 or more under an annuity payment option that meets the following: (a) the first payment to the Designated Beneficiary must be made no later than one year after the date of death; (b) payments must be made over the life of the Designated Beneficiary or over a period not extending beyond that person's life expectancy; and (c) any payment option that provides for payments to continue after the death of the Designated Beneficiary will not allow the successor payee to extend the period of time over which the remaining payments are to be made.

                   DEATH PROVISIONS FOR QUALIFIED CONTRACTS
                              Death of Annuitant

If the Annuitant dies before the Income Date while the Contract is In Force, the Designated Beneficiary will control the Contract after such a death. The Contract Value will be increased, as provided below, if it is less than the guaranteed minimum death value amount ("GMDV"). The GMDV is the amount defined on page __.

When Liberty Life receives due proof of the Annuitant's death, Liberty Life will compare, as of the date of death, the Contract Value to the GMDV. If the Contract Value was less than the GMDV, Liberty Life will increase the current Contract Value by the amount of the difference. Note that while the amount of the difference is determined as of the date of death, that amount is not added to the Contract Value until Liberty Life receives due proof of death. The amount to be credited will be allocated to the Variable Account based on the purchase payment allocation selection that is in effect when Liberty Life receives due proof of death. Whether or not the Contract Value is increased because of this minimum death provision, the Designated Beneficiary may surrender the Contract within 90 days of the date of the Annuitant's death for the Contract Value (i.e., any applicable Contingent Deferred Sales Charge will be waived). For a surrender after 90 days, the Surrender Value is payable instead.

If the Contract is not surrendered, it can stay in force for the time period permitted by the Internal Revenue Code provisions applicable to the particular Qualified Plan. During this period, the Designated Beneficiary may exercise all ownership rights, including the right to make transfers or partial surrenders or the right to totally surrender the Contract for its Surrender Value. If the Contract is still in force at the end of the period, Liberty Life will automatically end it then by paying the Contract Value to the Designated Beneficiary. If the Designated Beneficiary is not alive then, Liberty Life will pay any person(s) named by the Designated Beneficiary in a Written Request; otherwise the Designated Beneficiary's estate.

                             Payment of Benefits

Instead of receiving a lump sum, the Owner or any Designated Beneficiary may direct by Written Request that Liberty Life pay any benefit of $2,000 or more under an annuity payment option that meets the following: (a) the first payment to the Designated Beneficiary must be made no later than one year after the date of death; (b) payments must be made over the life of the Designated Beneficiary or over a period not extending beyond that person's life expectancy; and (c) any payment option that provides for payments to continue after the death of the Designated Beneficiary will not allow the successor payee to extend the period of time over which the remaining payments are to be made.

                                   OWNERSHIP

The Contract Owner shall be the person designated in the application. The Contract Owner may exercise all the rights of the Contract.

Joint Owners are permitted but not contingent Owners.

The Contract Owner may by Written Request change the Owner, primary beneficiary, contingent beneficiary or contingent annuitant. An irrevocably-named person may be changed only with the written consent of such person.

Because a change of Owner by means of a gift (i.e., a transfer without full and adequate consideration) may be a taxable event, a Contract Owner should consult a competent tax adviser as to the tax consequences resulting from such a transfer.

Any Qualified Contract may have limitations on transfer of ownership. A Contract Owner should consult a competent tax adviser as to the tax consequences resulting from such a transfer.

                                  ASSIGNMENT

The Contract Owner may assign the Contract at any time. A copy of any assignment must be filed with Liberty Life's Service Office. The Contract Owner's rights and those of any revocably-named person will be subject to the assignment. Any Qualified Contract may have limitations on assignability.

Because an assignment may be a taxable event, a Contract Owner should consult a competent tax adviser as to the tax consequences resulting from any such assignment.

                                  SURRENDERS

The Contract Owner may partially surrender the Contract. Liberty Life's Service Office must receive a Written Request and the minimum amount to be surrendered must be at least $300 or such lesser amount as Liberty Life may permit in conjunction with a program of systematic partial surrenders. If the Contract Value after a partial surrender would be below $2,500, Liberty Life will treat the request as a surrender of only the excess amount over $2,500. The amount surrendered will include any applicable Contingent Deferred Sales Charge and therefore the amount actually surrendered may be greater than the amount of the surrender check requested. Unless the request specifies otherwise, the total amount surrendered will be deducted from all Sub-Accounts of the Variable Account in the proportion that the value in each Sub-Account bears to the total Contract Value.

The Contract Owner may totally surrender the Contract by making a Written Request. Surrendering the Contract will end it. The Surrender Value is equal to the Contract Value for the Valuation Period during which Liberty Life's Service Office has received the request less: the Contract Maintenance Charge; any applicable Contingent Deferred Sales Charge; and any applicable premium taxes not previously deducted.

Liberty Life will pay the amount of any surrender within seven days of receipt of such request. Alternatively, the Contract Owner may purchase for himself or herself an annuity payment option with any surrender benefit of at least $2,000. Liberty Life's consent is needed to choose an option if the Contract Owner is not a natural person.

Settlement Options based on life contingencies cannot be surrendered after annuity payments have begun. Settlement Option 1, which is not based on life contingencies, may be surrendered as described on Page 19.

Because of the potential tax consequences of a full or partial surrender, a Contract Owner should consult a competent tax adviser regarding a surrender.

                              ANNUITY PROVISIONS

                              Annuity Benefits

If the Annuitant is alive on the Income Date and the Contract is In Force, payments will begin under the payment option or options the Contract Owner has chosen. The amount of the payments will be determined by applying the Contract Value (less any premium taxes not previously deducted and less any applicable Contract Maintenance Charge) on the Income Date in accordance with the option selected.

                      Income Date and Settlement Option

The Contract Owner may select an Income Date and Settlement Option at the time of application. If the Contract Owner does not select a Settlement Option, Option 2 will automatically be designated. If the Contract Owner does not select an Income Date for the Annuitant, the Income Date will automatically be the first day of the calendar month following the later of the Annuitant's 75th birthday or the 10th Contract Anniversary.

                 Change in Income Date and Settlement Option

The Contract Owner may choose or change a Settlement Option or the Income Date by making a Written Request to Liberty Life's Service Office at least 30 days prior to the Income Date. However, any Income Date must be: (a) for variable annuity payment options, not earlier than the second calendar month after the Issue Date (e.g., if the Issue Date is in January, the earliest Income Date is March 1); (b) for fixed annuity options, not earlier than the first calendar month after the end of the first Contract Year; (c) not later than the calendar month after the Annuitant's 85th birthday; and (d) the first day of a calendar month.

                             Settlement Options

The payment options are: Option 1: Income for a Fixed Number of Years; Option 2: Life Income with 10 Years of Payments Guaranteed; and Option 3: Joint and Last Survivor Income. Other options may be arranged by mutual consent. Each option is available in two forms_as a variable annuity for use with the Variable Account and as a fixed annuity for use with the Fixed Account. Variable annuity payments will fluctuate while fixed annuity payments will not. Unless the Owner chooses otherwise, Contract Value will be applied to a variable annuity option. Whether variable or fixed, the same Contract Value amount applied to each option will produce a different initial annuity payment as well as different subsequent payments.

The payee is the person who will receive the sum payable under a payment option. Any payment option that provides for payments to continue after the death of the payee will not allow the successor payee to extend the period of time over which the remaining payments are to be made.

If the amount available to apply under any variable or fixed option is less than $2,000, Liberty Life has reserved the right to pay such amount in one sum to the payee in lieu of the payment otherwise provided for.

Annuity payments will be made monthly unless quarterly, semi-annual or annual payments are chosen by written request. However, if any payment provided for would be or becomes less than $100, Liberty Life has the right to reduce the frequency of payments to such an interval as will result in each payment being at least $100.

Option 1: Income For a Fixed Number of Years. Liberty Life will pay an annuity for a chosen number of years, not less than 5 nor over 50 (a period of years over 30 may be chosen only if it does not exceed the difference between age 100 and the Annuitant's age on the date of the first payment). At any time while variable annuity payments are being made, the payee may elect to receive the following amount: (a) the present value of the remaining payments, commuted at the interest rate used to create the annuity factor for this option (this interest rate is 5% per year unless 3% per year is chosen by Written Request); less (b) any Contingent Deferred Sales Charge due by treating the value defined in (a) as a total surrender. (See "Deductions for Contingent Deferred Sales Charge" on Page 14). Instead of receiving a lump sum, the payee can elect another payment option and the amount applied to the option will not be reduced by the charge defined in (b) above. If, at the death of the payee, Option 1 payments have been made for less than the chosen number of years:

(a) payments will be continued during the remainder of the period to the successor payee; or

(b) that successor payee may elect to receive in a lump sum the present value of the remaining payments, commuted at the interest rate used to create the annuity factor for this option. For the variable annuity, this interest rate is 5% per year unless 3% per year is chosen by Written Request. For variable annuity payments under Option 1, the Mortality and Expense Risk Charge is deducted during the payment period but Liberty Life has no mortality risk during this period.

The Mortality and Expense Risk Charge is deducted during the Option 1 payment period but Liberty Life has no mortality risk during this period.

Liberty Life has available a "level monthly" payment option that can be chosen for variable payments under Option 1. Under this option, the monthly payment amount changes every 12 months instead of every month as would be the case under the standard monthly payment frequency. The "level monthly" option converts an annual payment amount into 12 equal monthly payments as follows. Each annual payment will be determined as described in "Variable Annuity Payment Values" on page 29. Each annual payment will then be placed in Liberty Life's general account, from which it will be paid out in twelve equal monthly payments. The sum of the twelve monthly payments will exceed the annual payment amount because of an interest rate factor used by Liberty Life that will vary from year to year. If the payments are commuted, (1) the commutation method described above for calculating the present value of remaining payments applies to any remaining annual payments and (2) any unpaid monthly payments out of the current twelve will be commuted at the interest rate that was used to determine those twelve current monthly payments.

See "Annuity Payments" on page 21 for the manner in which Option 1 may be taxed.

Option 2: Life Income with 10 Years of Payments Guaranteed. Liberty Life will pay an annuity during the lifetime of the payee. If, at the death of the payee, payments have been made for less than 10 years:

(a) payments will be continued during the remainder of the period to the successor payee; or

(b) that successor payee may elect to receive in a lump sum the present value of the remaining payments, commuted at the interest rate used to create the annuity factor for this option. For the variable annuity, this interest rate is 5% per year unless 3% per year is chosen by Written Request. The amount of the annuity payments will depend on the age of the payee at the time annuity payments are to begin and it may also depend on the payee's sex.

Option 3: Joint and Last Survivor Income. Liberty Life will pay an annuity for as long as either the payee or a designated second natural person is alive. The amount of the annuity payments will depend on the age of both persons at the time annuity payments are to begin and it may also depend on each person's sex. IT IS POSSIBLE UNDER THIS OPTION TO RECEIVE ONLY ONE ANNUITY PAYMENT IF BOTH PAYEES DIE AFTER THE RECEIPT OF THE FIRST PAYMENT OR TO RECEIVE ONLY TWO ANNUITY PAYMENTS IF THE PAYEES BOTH DIE AFTER RECEIPT OF THE SECOND PAYMENT AND SO ON.

                       Variable Annuity Payment Values

The  amount  of the first variable annuity payment is determined  by  Liberty
Life using an annuity purchase rate that is currently based on an assumed annual investment return of 5%, unless 3% is chosen by Written Request. Subsequent variable annuity payments will fluctuate in amount and reflect whether the actual investment return of the selected Sub-Account(s) (after deducting the Mortality and Expense Risk Charge) is better or worse than the assumed investment return. The total dollar amount of each variable annuity payment will be equal to: (a) the sum of all Sub-Account payments; less (b) the pro-rata amount of the annual Contract Maintenance Charge. A payee can instruct Liberty Life's Service Office to change the Sub-Account(s) used to determine the amount of the variable annuity payments. Any change requested must be at least six months after a prior selection.

                        Fixed Annuity Payment Values

The dollar amount of each fixed annuity payment will be determined by deducting from the value being applied to the Fixed Account any premium taxes not previously deducted and then dividing the remaining value by $1,000 and multiplying the result by the greater of: (a) the applicable factor shown in the appropriate table in the Contract; or (b) the factor currently offered by Liberty Life at the time annuity payments begin. This current factor may be based on the sex of the payee unless to do so would be prohibited by law.

                Proof of Age, Sex, and Survival of Annuitant

Liberty Life may require proof of age, sex or survival of any payee upon whose age, sex or survival payments depend. If the age or sex has been misstated, Liberty Life will compute the amount payable based on the correct age and sex. If income payments have begun, any underpayments Liberty Life may have made will be paid in full with the next annuity payment. Any overpayments, unless repaid in one sum, will be deducted from future annuity payments until Liberty Life is repaid in full.

                            SUSPENSION OF PAYMENTS

Liberty Life reserves the right to suspend or postpone any type of payment from the Variable Account for any period when: (a) the New York Stock Exchange is closed other than customary weekend or holiday closings; (b) trading on the Exchange is restricted; or (c) an emergency exists as a result of which it is not reasonably practicable to dispose of securities held in the Variable Account; or determine their value. The applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions described in (b) and (c) exist.

                                  TAX STATUS

                                  Introduction

The Contract is designed for use by individuals in retirement plans which may or may not be Qualified Plans under the provisions of the Internal Revenue Code (the "Code"). The ultimate effect of federal income taxes on the Contract Value, on annuity payments, and on the economic benefit to the Contract Owner, Annuitant or Designated Beneficiary depends on the type of retirement plan for which the Contract is purchased and upon the tax and employment status of the individual concerned. The discussion contained herein is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state or other tax laws. Moreover, the discussion herein is based upon Liberty Life's understanding of current federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of those current federal income tax laws or of the current interpretations by the Internal Revenue Service.

                      Taxation of Annuities in General

Section 72 of the Code governs taxation of annuities in general. There are no income taxes on increases in the value of a Contract until a distribution occurs, in the form of a full surrender, a partial surrender, an assignment or gift of the Contract, or annuity payments. A trust or other entity owning a Non-Qualified Contract other than as an agent for an individual is taxed differently; increases in the value of a contract are taxed yearly whether or not a distribution occurs.

Surrenders, Assignments and Gifts. A Contract Owner who fully surrenders his or her Contract is taxed on the portion of the payment that exceeds his or her cost basis in the Contract. For Non-Qualified Contracts, the cost basis is generally the amount of the purchase payments made for the Contract and the taxable portion of the surrender payment is taxed as ordinary income. For Qualified Contracts, the cost basis is generally zero and the taxable portion of the surrender payment is generally taxed as ordinary income subject to special 5-year income averaging for lump-sum distributions received before January 1, 2000. A Designated Beneficiary receiving a lump sum surrender benefit after the death of the Annuitant or Owner is taxed on the portion of the amount that exceeds the Contract Owner's cost basis in the Contract. If the Designated Beneficiary elects to receive annuity payments within 60 days of the decedent's death, different tax rules apply. See "Annuity Payments" on page 21. For Non-Qualified Contracts, the tax treatment applicable to Designated Beneficiaries may be contrasted with the income-tax-free treatment applicable to persons inheriting and then selling mutual fund shares with date-of-death value in excess of their basis.

Partial surrenders received under Non-Qualified Contracts prior to annuitization are first included in gross income to the extent Contract Value exceeds purchase payments. Then, to the extent the Contract Value does not exceed purchase payments, such surrenders are treated as a non-taxable return of principal to the Contract Owner. For partial surrenders under a Qualified Contract, payments are treated first as a non-taxable return of principal up to the cost basis and then a taxable return of income. Since the cost basis of Qualified Contracts is generally zero, partial surrender amounts will generally be fully taxed as ordinary income.

A Contract Owner who assigns or pledges a Non-Qualified Contract is treated as if he or she had received the amount assigned or pledged and thus is subject to taxation under the rules applicable to surrenders. A Contract Owner who gives away the Contract (i.e., transfers it without full and adequate consideration) to anyone other than his or her spouse is treated for income tax purposes as if he or she had fully surrendered the Contract.

A special computational rule applies if Liberty Life issues to the Contract Owner, during any calendar year, (a) two or more Contracts or (b) one or more Contracts and one or more of Liberty Life's other annuity contracts. Under this rule, the amount of any distribution includable in the Contract Owner's gross income is to be determined under Section 72(e) of the Code by treating all the Liberty Life contracts as one contract. Liberty Life believes that this means the amount of any distribution under one contract will be includable in gross income to the extent that at the time of distribution the sum of the values for all the contracts exceeds the sum of the cost bases for all the contracts.

Annuity Payments. The non-taxable portion of each variable annuity payment is determined by dividing the cost basis of the Contract that is allocated to variable payments by the total number of expected payments while the non-taxable portion of each fixed annuity payment is determined by an "exclusion ratio" formula which establishes the ratio that the cost basis of the Contract that is allocated to fixed payments bears to the total expected value of annuity payments for the term of the annuity. The remaining portion of each payment is taxable. Such taxable portion is taxed at ordinary income rates. For Qualified Contracts, the cost basis is generally zero. With annuity payments based on life contingencies, the payments will become fully taxable once the payee lives longer than the life expectancy used to calculate the non-taxable portion of the prior payments. Because variable annuity payments can increase over time and because certain payment options provide for a lump sum right of commutation, it is possible that the IRS could determine that variable annuity payments under commutable options should not be taxed as described above but instead should be taxed as if they were received under an agreement to pay interest. This determination would result in a higher amount (up to 100%) of certain payments being taxable.

With respect to the "level monthly" payment option available under Option 1, pursuant to which each annual payment is placed in Liberty Life's general account and paid out with interest in twelve equal monthly payments, it is possible the IRS could determine that receipt of the first monthly payout of each annual payment is constructive receipt of the entire annual payment. Thus, the total taxable amount for each annual payment would be accelerated to the time of the first monthly payout and reported in the tax year in which the first monthly payout is received.

Penalty Tax. Payments received by Owners, Annuitants, and Designated Beneficiaries under Contracts may be subject to both ordinary income taxes and a penalty tax equal to 10% of the amount received that is includable in income. The penalty tax is not imposed on amounts received: (a) after the taxpayer attains age 59-1/2; (b) in a series of substantially equal payments made for life or life expectancy; (c) after the death of the Contract Owner (or, where the Owner is not a human being, after the death of the Annuitant);
(d) if the taxpayer becomes totally and permanently disabled; or (e) under a Non-Qualified Contract's annuity payment option that provides for a series of substantially equal payments, provided only one purchase payment is made to the Contract, the Contract is not issued as a result of a Section 1035 exchange, and the first annuity payment begins in the first Contract Year.

Income Tax Withholding. Liberty Life is required to withhold federal income taxes on taxable amounts paid under the Contract unless the recipient elects not to have withholding apply. Liberty Life will notify recipients of their right to elect not to have withholding apply.

Section 1035 Exchanges. A Non-Qualified Contract may be purchased with proceeds from the surrender of an existing annuity contract. Such a transaction may qualify as a tax-free exchange pursuant to Section 1035 of the Code. It is Liberty Life's understanding that in such an event: (a) the new Contract will be subject to the distribution-at-death rules described in the "Death Provisions for Non-Qualified Contracts" section on Page 16; (b) purchase payments made between 8/14/82 and 1/18/85 and the income allocable to them will, following an exchange, no longer be covered by a "grandfathered" exception to the penalty tax for a distribution of income that is allocable to an investment made over ten years prior to the distribution; and (c) purchase payments made before 8/14/82 and the income allocable to them will, following an exchange, continue to receive the following "grandfathered" tax treatment under prior law: (i) the penalty tax does not apply to any distribution; (ii) partial surrenders are treated first as a non-taxable return of principal and then a taxable return of income; and
(iii) assignments are not treated as surrenders subject to taxation. Liberty Life's understanding of the above is principally based on legislative reports prepared by the Staff of the Congressional Joint Committee on Taxation.

Diversification Standards. The U.S. Secretary of the Treasury has issued regulations that set standards for diversification of the investments underlying variable annuity contracts (other than pension plan contracts). The Eligible Funds are designed to be managed to meet the diversification requirements for the Contract as those requirements may change from time to time. If the diversification requirements are not satisfied, the Contract would not be treated as an annuity contract. As a consequence to the Contract Owner, income earned on a Contract would be taxable to the Contract Owner in the year in which diversification requirements were not satisfied, including previously non-taxable income earned in prior years. As a further consequence, Liberty Life would be subjected to federal income taxes on assets in the Variable Account.

The Secretary of the Treasury announced in September 1986 that he expects to issue regulations which will prescribe the circumstances in which a Contract Owner's control of the investments of a segregated asset account may cause the Contract Owner, rather than the insurance company, to be treated as the owner of the assets of the account. The regulations could impose requirements that are not reflected in the Contract. Liberty Life, however, has reserved certain rights to alter the Contract and investment alternatives so as to comply with such regulations. Since the regulations have not been issued, there can be no assurance as to the content of such regulations or even whether application of the regulations will be prospective. For these reasons, Contract Owners are urged to consult with their own tax advisers.

                               Qualified Plans

The Contract is designed for use with several types of Qualified Plans. The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans as well as Contract Owners, Annuitants, and Designated Beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves regardless of the terms and conditions of the Contract issued in connection therewith. Following are brief descriptions of the various types of Qualified Plans and of the use of the Contract in connection therewith. Purchasers of the Contract should seek competent advice concerning the terms and conditions of the particular Qualified Plan and use of the Contract with that Plan.

                           Tax-Sheltered Annuities

Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain contribution limitations, exclude the amount of purchase payments from gross income for tax purposes. However, such purchase payments may be subject to Social Security (FICA) taxes. This type of annuity contract is commonly referred to as a "Tax-Sheltered Annuity" (TSA).

Section 403(b)(11) of the Code contains distribution restrictions. Specifically, benefits may be paid, through surrender of the Contract or otherwise, only (a) when the employee attains age 59-1/2, separates from service, dies or becomes totally and permanently disabled (within the meaning of Section 72(m)(7) of the Code) or (b) in the case of hardship. A hardship distribution must be of employee contributions only and not of any income attributable to such contributions. Section 403(b)(11) does not apply to distributions attributable to assets held as of December 31, 1988. Thus, it appears that the law's restrictions would apply only to distributions attributable to contributions made after 1988, to earnings on those contributions, and to earnings on amount held as of December 31, 1988. The Internal Revenue Service has indicated that the distribution restrictions of
Section 403(b)(11) are not applicable when TSA funds are being transferred tax-free directly to another TSA issuer, provided the transferred funds continue to be subject to the Section 403(b)(11) distribution restrictions.

Liberty Life will notify a Contract Owner who has requested a distribution from a Contract if all or part of such distribution is eligible for rollover to another TSA or to an individual retirement annuity or account (IRA). Any amount eligible for rollover treatment will be subject to mandatory federal income tax withholding at a 20% rate if the Contract Owner receives the amount rather than directing Liberty Life by Written Request to transfer the amount as a direct rollover to another TSA or IRA.

                       Individual Retirement Annuities

Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity". These Individual Retirement Annuities are subject to limitations on the amount which may be contributed, the persons who may be eligible, and on the time when distributions may commence. In addition, distributions from certain types of Qualified Plans may be placed on a tax-deferred basis into an Individual Retirement Annuity.

                 Corporate Pension and Profit-Sharing Plans

Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees. Such retirement plans may permit the purchase of the Contract to provide benefits under the plans.

Deferred Compensation Plans With Respect to Service for State and Local Governments

Section 457 of the Code, while not actually providing for a Qualified Plan as that term is normally used, provides for certain deferred compensation plans that enjoy special income tax treatment with respect to service for tax-exempt organizations, state governments, local governments, and agencies and instrumentalities of such governments. The Contract can be used with such plans. Under such plans, a participant may specify the form of investment in which his or her participation will be made. However, all such investments are owned by and subject to the claims of general creditors of the sponsoring employer.

                        VARIABLE ACCOUNT VOTING RIGHTS

In accordance with its view of present applicable law, Liberty Life will vote the shares of the Eligible Funds held in the Variable Account at regular and special meetings of the shareholders of the Eligible Funds in accordance with instructions received from persons having the voting interest in the Variable Account. Liberty Life will vote shares for which it has not received instructions in the same proportion as it votes shares for which it has received instructions.

However, if the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result Liberty Life determines that it is permitted to vote the shares of the Eligible Funds in its own right, it may elect to do so.

The person having the voting interest under a Contract shall be the Contract Owner. The number of shares held in each Sub-Account which are attributable to each Contract Owner is determined by dividing the Contract Owner's interest in each Sub-Account by the net asset value of the applicable share of the Eligible Fund. The person having the voting interest under an annuity payment option shall be the payee. The number of shares held in the Variable Account which are attributable to each payee is determined by dividing the reserve for the annuity payments by the net asset value of one share. During the annuity payment period, the votes attributable to a payee decrease as the reserves underlying the payments decrease.

The number of shares which a person has a right to vote will be determined as of the date coincident with the date established by the respective Eligible Fund for determining shareholders eligible to vote at the meeting of the Fund and voting instructions will be solicited by written communication prior to such meeting in accordance with the procedures established by the Eligible Fund.

Each person having the voting interest in the Variable Account will receive periodic reports relating to the Eligible Fund(s) in which he or she has an interest, proxy material and a form with which to give such voting instructions with respect to the proportion of the Eligible Fund shares held in the Variable Account corresponding to his or her interest in the Variable Account.

                         DISTRIBUTION OF THE CONTRACT

Keyport Financial Services Corp. ("KFSC") serves as the Principal Underwriter for the Contract described in this prospectus. The Contract will be sold by salespersons who represent Liberty Life as variable annuity agents and who are registered representatives of broker/dealers who have entered into distribution agreements with KFSC. KFSC is registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. It is located at 125 High Street, Boston, Massachusetts 02110.

                              LEGAL PROCEEDINGS

There are no legal proceedings to which the Variable Account or the Principal Underwriter are a party. Liberty Life is engaged in various kinds of routine litigation which in its judgment is not of material importance in relation to the total capital and surplus of Liberty Life.

                        INQUIRIES BY CONTRACT OWNERS

Contract Owners with questions about their Contracts can write Liberty Life Service Office, 125 High Street, Boston, MA 02110, or call (800) 367-3653.

            TABLE OF CONTENTS_STATEMENT OF ADDITIONAL INFORMATION

                                                               Page
Liberty Life Assurance Company of Boston                         2
Variable Annuity Benefits                                        2
  Variable Annuity Payment Values                                2
  Re-Allocating Sub-Account Payments                             3
Principal Underwriter                                            4
Custodian                                                        4
Experts                                                          4
Investment Performance                                           5
  Average Annual Total Return for a Contract that is
  Surrendered and for a Contract that Continues                  6
  Change in Accumulation Unit Value                              8
  Yields for CIF Sub-Account                                     9
Financial Statements                                             11
  Liberty Life Assurance Company of Boston                       11
  Variable Account-K                                             37


                                  APPENDIX A

                            TELEPHONE INSTRUCTIONS

Telephone Transfers of Contract Values

1. If there are joint Contract Owners, both must authorize Liberty Life to accept telephone instructions but either Owner can give Liberty Life telephone instructions.

2. All callers will be required to identify themselves. Liberty Life reserves the right to refuse to act upon any telephone instructions in cases where the caller has not sufficiently identified himself/herself to Liberty Life's satisfaction.

3. Neither Liberty Life nor any person acting on its behalf shall be subject to any claim, loss, liability, cost or expense if it or such person acted in good faith upon a telephone instruction, including one that is unauthorized or fraudulent; however, Liberty Life will employ reasonable procedures to confirm that a telephone instruction is genuine and, if Liberty Life does not, Liberty Life may be liable for losses due to an unauthorized or fraudulent instruction. The Contract Owner thus bears the risk that an unauthorized or fraudulent instruction that is executed may cause the Contract Value to be lower than it would be had no instruction been executed.
4. All conversations will be recorded with disclosure at the time of the call.

5. The application for the Contract may allow a Contract Owner to create a power of attorney by authorizing another person to give telephone instructions. Unless prohibited by state law, such power will be treated as durable in nature and shall not be affected by the subsequent incapacity, disability or incompetency of the Contract Owner. Either Liberty Life or the authorized person may cease to honor the power by sending written notice to the Contract Owner at the Contract Owner's last known address. Neither Liberty Life nor any person acting on its behalf shall be subject to liability for any act executed in good faith reliance upon a power of attorney.

6. Telephone authorization shall continue in force until (a) Liberty Life receives the Contract Owner's written revocation, (b) Liberty Life discontinues the privilege, or (c) Liberty Life receives written evidence that the Contract Owner has entered into a market timing or asset allocation agreement with an investment adviser or with a broker-dealer.

7. Telephone transfer instructions received by Liberty Life's Service Office at 800-367-3653 before the close of regular trading on the New York Stock Exchange (currently 4:00 P.M. Eastern Time) will be initiated that day based on the unit value prices calculated at the close of that day. Instructions received after the close of trading on the NYSE will be initiated the following business day.

8. Once instructions are accepted by Liberty Life, they may not be canceled.

9. All transfers must be made in accordance with the terms of the Contract and current prospectus. If the transfer instructions are not in good order, Liberty Life will not execute the transfer and will notify the caller within 48 hours.

10. If 100% of any Sub-Account's value is transferred and the allocation formula for purchase payments includes that Sub-Account, then the allocation formula for future purchase payments will change accordingly unless Liberty Life receives telephone instructions to the contrary. For example, if the allocation formula is 50% to Sub-Account A and 50% to Sub-Account B and all of Sub-Account A's value is transferred to Sub-Account B, the allocation formula will change to 100% to Sub-Account B unless Liberty Life is instructed otherwise.

Telephone Changes to Purchase Payment Allocation Percentages

Numbers 1 - 6 above are applicable.

                                 APPENDIX B

                            DOLLAR COST AVERAGING

Liberty Life offers a dollar cost averaging program that Contract Owners may participate in by Written Request. The program periodically transfers Accumulation Units from the CIF Sub-Account to other Sub-Accounts selected by the Contract Owner. The program allows a Contract Owner to invest in non- "money market" Sub-Accounts over time rather than having to invest in those Sub-Accounts all at once.

The program is available for initial and subsequent purchase payments and for Contract Value transferred into the CIF Sub-Account. Under the program, Liberty Life makes automatic transfers on a periodic basis out of the CIF Sub-Account into one or more of the other Sub-Accounts (Liberty Life reserves the right to limit the number of Sub-Accounts the Contract Owner can choose but there are currently no limits). The automatic transfer program does not guarantee a profit nor does it protect against loss in declining markets.

The Contract Owner by Written Request must specify the monthly amount to be transferred (minimum $150) and the Sub-Account(s) to which transfers are to be made from the CIF Sub-Account. The first transfer will occur at the close of the Valuation Period that includes the 30th day after receipt of the Contract Owner's Written Request. Each succeeding transfer will occur one month later (e.g., if the 30th day after the Issue Date is April 8, the second transfer will occur at the close of the Valuation Period that includes May 8). When the remaining Sub-Account value is less than the monthly transfer amount, that remaining value will be transferred and the program will end. Before this final transfer, the Contract Owner may extend the program by allocating additional purchase payments to the CIF Sub-Account or by transferring Contract Value to the CIF Sub-Account. The Contract Owner may by Written Request or by telephone change the monthly amount to be transferred, change the Sub-Account(s) to which the transfers are to be made, or end the program. The program will automatically end if the Income Date occurs. Liberty Life reserves the right to end the program at any time by sending the Contract Owner a notice one month in advance.

Written or telephone instructions must be received by Liberty Life by the end (currently 5:00 P.M. Eastern Time) of the business day preceding the next scheduled transfer in order to be in effect for that transfer. Telephone instructions are subject to the conditions and procedures established by Liberty Life from time to time. The current conditions and procedures appear below and Contract Owners in a dollar cost averaging program will be notified, in advance, of any changes.

1. If there are joint Contract Owners, either Owner can give Liberty Life telephone transfer instructions.

2. All callers will be required to identify themselves. Liberty Life reserves the right to refuse to act upon any telephone instructions in cases where the caller has not sufficiently identified himself/herself to Liberty Life's satisfaction.

3. Neither Liberty Life nor any person acting on its behalf shall be subject to any claim, loss, liability, cost or expense if it or such person acted in good faith upon a telephone instruction, including one that is unauthorized or fraudulent; however, Liberty Life will employ reasonable procedures to confirm that a telephone instruction is genuine and, if Liberty Life does not, Liberty Life may be liable for losses due to an unauthorized or fraudulent instruction. The Contract Owner thus bears the risk that an unauthorized or fraudulent instruction that is executed may cause the Contract Value to be lower than it would be had no instruction been executed.
4. All conversations will be recorded with disclosure at the time of the call.

5. Telephone authorization shall continue in force until (a) Liberty Life receives the Contract Owner's written revocation, (b) Liberty Life discontinues the privilege, or (c) Liberty Life receives written evidence that the Contract Owner has entered into a market timing or asset allocation agreement with an investment adviser or with a broker-dealer.

6. Telephone instructions must be received by Liberty Life's Service Office at 800-367-3653 before the end (currently 5:00 P.M. Eastern Time) of the business day preceding the next scheduled transfer in order to be in effect for that transfer.

7. Once instructions are accepted by Liberty Life, they may not be canceled. New telephone instructions may be given on the following business day.

8. All instructions must be made in accordance with the terms of the Contract and current prospectus. If the instructions are not in good order, Liberty Life will not execute them and will notify the caller within 48 hours.


                      [NEW YORK PREFERRED ADVISOR LOGO]
                         NEW YORK PREFERRED ADVISOR
                                 PROSPECTUS
                                 MAY 1, 1997



             NOT             May lose value
            FDIC-            No bank guarnatee
           INSURED




                               Distributed by:
                      Keyport Financial Services Corp.
                   125 High Street, Boston, MA 02110-2712

                               [LIBERTY LOGO]

                                 Issued by:
                  Liberty Life Assurance Company of Boston
                             175 Berkeley Street
                         Boston, Massachusetts 02117
                         Liberty Life Service Office
                               125 High Street
                            Boston, MA 02110-2712
                   Service Hotline 800-367-3653 (Press 3)
                    Preferred Advisor used by permission
                                 PAP/NY 5/97


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of Additional Information.

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of Additional Information.

Name
Address
City                State               Zip




BUSINESS REPLY MAIL FIRST CLASS MAIL
PERMIT NO. 6719  BOSTON, MA
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LIBERTY LIFE SERVICE OFFICE
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BOSTON MA 02110-9773

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                      STATEMENT OF ADDITIONAL INFORMATION
                      INDIVIDUAL FLEXIBLE PURCHASE PAYMENT
                       DEFERRED VARIABLE ANNUITY CONTRACT
                                   ISSUED BY
                              VARIABLE ACCOUNT - K
                                      AND
           LIBERTY LIFE ASSURANCE COMPANY OF BOSTON ("Liberty Life")


This Statement of Additional Information is not a prospectus but it relates to, and should be read in conjunction with, the variable annuity prospectus dated May 1, 1997. The prospectus is available, at no charge, by writing Keyport Financial Services Corp. at 125 High Street, Boston, MA 02110 or by calling (800)-437-4466.

                               TABLE OF CONTENTS
                                                                 Page

Liberty Life Assurance Company of Boston                         2
Variable Annuity Benefits                                        2
  Variable Annuity Payment Values                                2
  Re-Allocating Sub-Account Payments                             3
Principal Underwriter                                            4
Custodian                                                        4
Experts                                                          4
Investment Performance                                           5
  Average Annual Total Return for a Contract that is Surrendered
      and for a Contract that Continues                          6
  Change in Accumulation Unit Value                              8
  Yield for CIF Sub-Account                                      9
Financial Statements                                             11
  Liberty Life Assurance Company of Boston                       11
  Variable Account - K                                           37




      The date of this statement of additional information is May 1, 1997.


LIFE1997.SAI

                    LIBERTY LIFE ASSURANCE COMPANY OF BOSTON

Liberty Life Assurance Company of Boston is a wholly-owned subsidiary of Liberty Mutual Insurance Company and Liberty Mutual Fire Insurance Company. Liberty Mutual Insurance Company is a multi-line insurance company. For additional information about Liberty Life, see page 8 of the prospectus.

                           VARIABLE ANNUITY BENEFITS

Variable Annuity Payment Values

For each variable payment option, the total dollar amount of each periodic payment will be equal to: (a) the sum of all Sub-Account payments; less (b) the pro-rata amount of the annual Contract Maintenance Charge.

The first payment for each Sub-Account will be determined by deducting any applicable Contract Maintenance Charge and any applicable state premium taxes and then dividing the remaining value of that Sub-Account by $1,000 and multiplying the result by the greater of: (a) the applicable factor from the Contract's annuity table for the particular payment option; or (b) the factor currently offered by Liberty Life at the time annuity payments begin. This current factor may be based on the sex of the payee unless to do so would be prohibited by law.

The number of Annuity Units for each Sub-Account will be determined by dividing such first payment by the Sub-Account Annuity Unit value for the Valuation Period that includes the date of the first payment. The number of Annuity Units remains fixed for the annuity payment period. Each Sub-Account payment after the first one will be determined by multiplying (a) by (b), where: (a) is the number of Sub-Account Annuity Units; and (b) is the Sub-Account Annuity Unit value for the Valuation Period that includes the date of the particular payment.

Variable annuity payments will fluctuate in accordance with the investment results of the underlying Eligible Funds. In order to determine how these fluctuations affect annuity payments, Liberty Life uses an Annuity Unit value. Each Sub-Account has its own Annuity Units and value per Unit. The Unit value applicable using any Valuation Period is determined at the end of such period.

Liberty Life initially valued each Annuity Unit as follows:  January 1, 1993:
CIF  - 11.883555; MSIF - 13.864802; MAF - 14.646064; MGSF - 17.540544 and CAF
- 15.871076; which precede the February 15, 1993 date beginning of operations of the Sub-Accounts; July 13, 1993: CKUF -$10.00; July 23, 1993: CKGIF - $10.00; May 3, 1994: CKIFG - $10.00; October 13, 1995: CKSIF - $10.00;
October 13, 1995: CKUSF - $10.00; October 13, 1995: NKTF - $10.00.  The  Unit
value for each Sub-Account in any Valuation Period after the initial period is determined by multiplying the value for the prior period by a net investment factor. This factor may be greater or less than 1.0; therefore, the Annuity Unit may increase or decrease from Valuation Period to Valuation Period. For each assumed annual investment rate (AIR), Liberty Life calculates a net investment factor for each Sub-Account by dividing (a) by
(b), where:

          (a) is equal to the net investment factor defined on page 15 of the prospectus without any deduction for the sales charge defined in (c)(ii) on that page; and

          (b)   is  the  assumed investment factor for the current  Valuation
          Period. The assumed investment factor adjusts for the interest assumed in determining the first variable annuity payment. Such factor for any Valuation Period shall be the accumulated value, at the end of such period, of $1.00 deposited at the beginning of such period at the assumed annual investment rate (AIR). The AIR for Annuity Units based on the Contract's annuity tables is 5% per year. An AIR of 3% per year is also currently available upon Written Request.

With a particular AIR, payments after the first one will increase or decrease from month to month based on whether the actual annualized investment return of the selected Sub-Account(s) (after deducting the Mortality and Expense Risk Charge) is better or worse than the assumed AIR percentage. If a given amount of Sub-Account value is applied to a particular payment option, the initial payment will be smaller if a 3% AIR is selected instead of 5% AIR but, all other things being equal, the subsequent 3% AIR payments have the potential for increasing in amount by a larger percentage and for decreasing in amount by a smaller percentage. For example, consider what would happen if the actual annualized investment return (see the first sentence of this paragraph) is 7%, 5%, 3%, or 1% between the time of the first and second payments. With an actual 7% return, the 3% AIR and 5% AIR payments would both increase in amount but the 3% AIR payment would increase by a larger percentage. With an actual 5% return, the 3% AIR payment would increase in amount while the 5% AIR payment would stay the same. With an actual return of 3%, the 3% AIR payment would stay the same while the 5% AIR payment would decrease in amount. Finally, with an actual return of 1%, the 3% AIR and 5% AIR payments would both decrease in amount but the 3% AIR payment would decrease by a smaller percentage. Note that the changes in payment amount described above are on a percentage basis and thus do not illustrate when, if ever, the 3% AIR payment amount might become larger than the 5% AIR payment amount. Note though that if Option 1 (Income for a Fixed Number of Years) is selected and payments continue for the entire period, the 3% AIR payment amount will start out being smaller than the 5% AIR payment amount but eventually the 3% AIR payment amount will become larger than the 5% AIR payment amount.

Re-Allocating Sub-Account Payments

The number of Annuity Units for each Sub-Account under any variable annuity option will remain fixed during the entire annuity payment period unless the payee makes a written request for a change. Any change requested must be at least six months after a prior selection. The payee's request must specify the percentage of the annuity payment that is to be based on the investment performance of each Sub-Account. The percentage for each Sub-Account, if not zero, must be at least 10% and must be a whole number. At the end of the Valuation Period during which Liberty Life receives the request, Liberty Life will: (a) value the Annuity Units for each Sub-Account to create a total annuity value; (b) apply the new percentages the payee has selected to this total value; and (c) recompute the number of Annuity Units for each Sub-Account. This new number of units will remain fixed for the remainder of the payment period unless the payee requests another change.

                             PRINCIPAL UNDERWRITER

The Contract, which is offered continuously, is distributed by Keyport Financial Services Corp. ("KFSC"), which is an affiliate of Liberty Life. During the fiscal year ended December 31, 1995 and 1994, Liberty Life paid KFSC underwriting commissions for the Contract of $0.00 and $0.00, respectively.

                                   CUSTODIAN

The custodian of the assets of the Variable Account - K is Liberty Life.

Liberty Life has responsibility for providing all administration of the Contracts and the Variable Account. This administration includes, but is not limited to, preparation of the Contracts, maintenance of Contract Owners' records, and all accounting, valuation, regulatory and reporting requirements. Liberty Life has contracted with Keyport Life Insurance Company, an affiliate, to provide all administration for the Contracts, as its agent. Keyport Life Insurance Company's compensation is based on the number of Contracts and on the Contract Value of these Contracts.

                                    EXPERTS

The financial statements of Liberty Life Assurance Company of Boston at December 31, 1996, and for the year then ended, and the financial statements of Liberty Life Assurance Company of Boston-Variable Account K as of December 31, 1996 and for the year then ended appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

The financial statements of Liberty Life Assurance Company of Boston as of December 31, 1995 and for each of the years in the two-year period ended December 31, 1995 included herein, and the financial statements of Liberty Life Assurance Company of Boston - Variable Account K for the year, or other period as applicable, ended December 31, 1995 have been included herein in reliance on the report of KPMG Peat Marwick LLP, independent certified public accountants, and upon the authority of said firm as experts in accounting and auditing.

                             INVESTMENT PERFORMANCE

The Variable Account may from time to time quote performance information concerning its various Sub-Accounts. A Sub-Account's performance may also be compared to the performance of sub-accounts used with variable annuities offered by other insurance companies. This comparative information may be expressed as a ranking prepared by Financial Planning Resources, Inc. of
Miami, FL (The VARDS Report) or by Morningstar, Inc. of Chicago, IL (Morningstar's Variable Annuity Performance Report), which are independent services that compare the performance of variable annuity sub-accounts. The rankings are done on the basis of changes in accumulation unit values over time and do not take into account any charges (such as sales charges or administrative charges) that are deducted directly from contract values.

Ibbotson Associates of Chicago, IL provides historical returns from 1926 on capital markets in the United States. The Variable Account may quote the performance of its Sub-Accounts in conjunction with the long-term performance of capital markets in order to illustrate general long-term risk versus reward investment scenarios. Capital markets tracked by Ibbotson Associates include common stocks, small company stocks, long-term corporate bonds, long-term government bonds, U.S. Treasury Bills, and the U.S. inflation rate. Historical total returns are determined by Ibbotson Associates for: Common Stocks, represented by the Standard and Poor's Composite Index (an unmanaged weighted index of 90 stocks prior to March 1957 and 500 stocks thereafter of industrial, transportation, utility and financial companies widely regarded by investors as representative of the stock market); Small Company Stocks, represented by the fifth capitalization quintile (i.e., the ninth and tenth deciles) of stocks on the New York Stock Exchange for 1926-1981 and by the performance of the Dimensional Fund Advisors Small Company 9/10 (for ninth and tenth deciles) Fund thereafter; Long Term Corporate Bonds, represented beginning in 1969 by the Salomon Brothers Long-Term High-Grade Corporate Bond Index, which is an unmanaged index of nearly all Aaa and Aa rated bonds, represented for 1946-1968 by backdating the Salomon Brothers Index using Salomon Brothers' monthly yield data with a methodology similar to that used by Salomon Brothers in computing its Index, and represented for 1925-1945 through the use of the Standard and Poor's monthly High-Grade Corporate Composite yield data, assuming a 4% coupon and a 20-year maturity; Long-Term Government Bonds, measured each year using a portfolio containing one U.S. government bond with a term of approximately twenty years and a reasonably current coupon; U.S. Treasury Bills, measured by rolling over each month a one-bill portfolio containing, at the beginning of each month, the shortest-term bill having not less than one month to maturity; Inflation, measured by the Consumer Price Index for all Urban Consumers, not seasonably adjusted, since January, 1978 and by the Consumer Price Index before then. The stock capital markets may be contrasted with the corporate bond and U.S. government securities capital markets. Unlike an investment in stock, an investment in a bond that is held to maturity provides a fixed rate of return. Bonds have a senior priority to common stocks in the event the issuer is liquidated and interest on bonds is generally paid by the issuer before it makes any distributions to common stock owners. Bonds rated in the two highest rating categories are considered high quality and present minimal risk of default. An additional advantage of investing in U.S. government securities and Treasury bills is that they are backed by the full faith and credit of the U.S. government and thus have virtually no risk of default. Although government securities fluctuate in price, they are highly liquid.

The tables below provide performance results for each Sub-Account through December 31, 1996. The results shown in this section are not an estimate or guarantee of future investment performance, and do not represent the actual experience of amounts invested by a particular Contract Owner.

The Sub-Accounts, other than Cash Income Fund Sub-Account, may advertise total return information for various periods of time. Total return performance information is based on the overall percentage change in value of a hypothetical investment in the specific Sub-Account over a given period of time.

Average Annual Total Return for a Contract that is Surrendered and for a Contract that Continues

An average annual total return assuming the Contract is surrendered is calculated using the method prescribed by the Securities and Exchange Commission. This method illustrates each Sub-Account's average annual total return, assuming a single $1,000 initial purchase payment and the surrender of the contract at the end of the period being calculated. The Sub-Account's average annual total return is the annual rate that would be necessary to achieve the ending value of an investment kept in the Sub-Account for the period.

Each calculation assumes that the $1,000 initial purchase payment was allocated to only one Sub-Account and no transfers or additional purchase payments were made. The rate of return reflects all charges assessed against a Contract and the Sub-Account except for any premium taxes that may be payable. The charges reflected are: a Contingent Deferred Sales Charge that applies when the hypothetical Contract is surrendered; the annual l.25% Mortality and Expense Risk Charge and the annual 0.15% Sales Charge; and, on an allocated basis, the Contract's Contract Maintenance Charge that is deducted at the end of each year and upon surrender. The Contingent Deferred Sales Charge used in the calculations for a particular Sub-Account is equal to the percentage charge in effect at the end of the period multiplied by: the assumed $1,000 payment less any amount of that payment that is free of Contingent Deferred Sales Charge under the Contract's surrender provisions. The percentage charge declines from 7% to 1% over 7 years by 1% per year. The Contract Maintenance Charge used in the calculations for a particular Sub-Account is equal to a dollar and time-weighted average for that Sub-Account based on a yearly charge of $30 for the portion of the period shown that is before 7/1/94 and $36 for any later portion of that period. A particular Sub-Account's pro-rated portion is then equated to a $1,000 basis by multiplying it by a fraction equal to $1,000 divided by the average Contract Value in that Sub-Account during the period shown.

A second type of average annual return is calculated in the same manner as the first except no Contingent Deferred Sales Charge is deducted since it is assumed the Contract continues through the end of the period.

          Total Return for a Contract        Total Return for a Contract
          Surrendered on 12/31/96            Still in force on 12/31/96
  Hypothetical $1,000 Purchase Payment* Hypothetical $1,000 Purchase Payment*

               Length of Investment Period   Length of Investment Period

                         Since Contract                     Since Contract
Sub-Account     One Year  Inception Shown   One  Year       Inception Shown
MSIF           -2.35%      3.73% (1/1/93)      3.22%          4.62% (1/1/93)
MAF              7.96      8.96  (1/1/93)     13.96           9.73  (1/1/93)
MGSF            13.54     10.87  (1/1/93)     19.54          11.59  (1/1/93)
CAF             19.12     15.83  (1/1/93)     25.12          16.47  (1/1/93)
CKUF            -0.66      4.54  (7/13/93)     5.01           5.57  (7/13/93)
CKSIF            2.32      9.95  (10/13/95)    8.17           8.82  (10/13/95)
CKGIF           10.13     12.07  (7/23/93)    16.13          12.94  (7/23/93)
CKIFG           -2.00     -1.45   (5/3/94)     3.60           0.26  (5/3/94)
CKUSF            N/A      13.96**(1/05/96)    N/A            20.96**(1/05/96)
NKTF             3.77      6.34  (12/18/95)    9.69          12.12  (12/18/95)

* See footnote 4 on page 6 of the prospectus for the expense reimbursement percentages applicable to all the SteinRoe Trust Funds beginning May 1, 1993. Before then, the expense reimbursement was applicable to MSIF to the extent expenses, including management fees, exceeded 1.00% of average annual assets. For expense reimbursement applicable to the Keyport Trust Funds beginning July 1, 1993, see footnote 3 on page 5 of the prospectus. The return percentages would be lower without this expense reimbursement.

**    Non-annualized total returns are shown since this Sub-Account has  been in existence for less than one year.

Change in Accumulation Unit Value

The change in Accumulation Unit values for each Sub-Account is computed differently than the standardized average annual total return information.

A Sub-Account's change in Accumulation Unit values is the rate at which the value of a Unit changes over the time period illustrated. For time periods prior to the date the Variable Account commenced operations, Accumulation Unit values are calculated based on the performance of the SteinRoe Trust Funds and the assumption that the Sub-Accounts and the Contract were in existence since the inception date of the Funds. Rates of change in Accumulation Unit values reflect the Contract's annual 1.25% Mortality and Expense Risk Charge and the annual .15% Sales Charge. They do not reflect deductions for any Contingent Deferred Sales Charges, Contract Maintenance Charges, and premium taxes. The rates of change would be lower if these charges were included.

       Average Annual Change    12-Month Period Change
       In Accumulation Unit   in Accumulation Unit Value*
Sub-   Value Since 1/1/89*
Account            1989   1990   1991    1992   1993   1994   1995   1996
MSIF        6.82%  11.40%  7.59% 12.90%  4.49%  4.79%  -2.93% 14.15%   3.24%
MAF        10.98   21.10  -2.11  26.17   6.04   7.78   -4.52  23.75   10.98
MGSF       14.70   29.64  -3.04  45.98   5.16   3.52   -7.64  35.84   19.59
CAF        15.95   29.39 -10.29  35.36  12.90  33.80   -0.21  10.21   25.18
CKUF        5.59                               -2.53**-11.51  33.29    5.04
CKSIF      21.20                                              16.84**  8.20
CKGIF      12.96                                4.26** -2.12  28.34   16.16
CKIFG       0.28                                       -6.86** 4.39    3.61
CKUSF      20.96                                                      20.96**
NKTF       24.50                                              14.45**  9.70

* See footnote 4 on page 6 of the prospectus for the expense reimbursement percentages applicable to all the SteinRoe Trust Funds beginning May 1, 1993. Before then, the expense reimbursement was applicable to MSIF to the extent expenses, including management fees, exceeded 1.00% of average annual assets. For expense reimbursement applicable to the Keyport Trust Funds beginning July 1, 1993, see footnote 3 on page 5 of the prospectus. The return percentages would be lower without this expense reimbursement.

**    Percentage of change is for less than 12 months; it is for  the  period from the inception date to the end of that year (CKUF - 7/13/93; CKGIF - 7/23/93; CKIFG - 5/3/94; CKSIF - 10/13/95 NKTF - 12/18/95 and CKUSF - (1/5/96).

Yield for CIF Sub-Account

Yield and effective yield percentages for the CIF Sub-Account are calculated using the method prescribed by the Securities and Exchange Commission. The yield reflects the deduction of the annual l.40% asset-based Contract charges. The yield also reflects, on an allocated basis, the Contract's annual $36 Contract Maintenance Charge. The yield does not reflect Contingent Deferred Sales Charges and premium taxes. The yield would be lower if these charges were included. The following are the standardized formulas:

Yield equals:  (A - B - 1) X  365
                  C            7

Effective Yield Equals:  (A - B)365/7 - 1
                            C

Where:         A  =   the  Accumulation Unit value at the end  of  the  7-day
               period.

               B = hypothetical Contract Maintenance Charge for the 7-day period. The assumed annual CIF charge is equal to the $36 Contract charge multiplied by a fraction equal to the average number of Contracts with CIF Sub-Account value during the 7-day period divided by the average total number of Contracts during the 7-day period. This annual amount is converted to a 7-day charge by multiplying it by 7/365. It is then equated to an Accumulation Unit size basis by multiplying it by a fraction equal to the average value of one CIF Accumulation Unit during the 7-day period divided by the average Contract Value in CIF Sub-Account during the 7-day period.

               C = the Accumulation Unit value at the beginning of the 7-day period.

The yield formula assumes that the weekly net income generated by an investment in the CIF Sub-Account will continue over an entire year. The effective yield formula also annualizes seven days of net income but it assumes that the net income is reinvested over the year. This compounding effect causes effective yield to be higher than the yield.

For the 7-day period ended 12/31/96, the yield for the CIF Sub-Account was 3.70% and the effective yield was 3.77%.






                       Report of Independent Auditors




The Board of Directors
Liberty Life Assurance Company of Boston

We have audited the accompanying balance sheet of Liberty Life Assurance Company of Boston (the Company) as of December 31, 1996, and the related statements of income, stockholders' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Liberty Life Assurance Company of Boston at December 31, 1996, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.






February 28, 1997                                  Ernst & Young LLP
Boston, Massachusetts




                        Independent Auditors' Report




The Board of Directors
Liberty Life Assurance Company of Boston:

We have audited the accompanying balance sheet of Liberty Life Assurance Company of Boston as of December 31, 1995, and the related statements of income, stockholders' equity, and cash flows for each of the years in the two-year period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Liberty Life Assurance Company of Boston as of December 31, 1995 and the results of its operations and its cash flows for each of the years in the two-year period then ended, in conformity with generally accepted accounting principles.



KPMG Peat Marwick LLP
Boston, Massachusetts
February 16, 1996


                   Liberty Life Assurance Company of Boston

                                 Balance Sheets

                                                         December 31
                                                       1996      1995
                                                       (In Thousands)
Assets
Investments:
  Fixed maturities, available for sale            $1,737,187  $1,522,447
  Equity securities, available for sale                4,122       4,191
  Policy loans                                        45,345      40,672
  Short-term investments                              78,715     121,471
  Other invested assets                               38,281      32,339
Total investments                                  1,903,650   1,721,120

Cash and cash equivalents                             34,372      64,801
Amounts recoverable from reinsurers                   48,800      36,919
Premiums receivable                                    8,421       4,974
Investment income due and accrued                     20,820      17,275
Deferred policy acquisition costs                     77,424      62,762
Other assets                                           7,050       7,545
Assets held in separate accounts                   1,097,040     899,519

Total assets                                      $3,197,577  $2,814,915

Liabilities and Stockholders' Equity:
Liabilities:
  Future Policy benefits                          $  936,842  $  809,042
  Policyholders' and beneficiaries' funds            548,153     441,619
  Policy and contract claims                          30,394      19,344
  Dividends to policyholders                          12,919      12,309
  Experience rating refund reserves                    2,400       1,190
  Liability for participating policies                68,504      65,256
  Federal income taxes payable                           542          -
  Deferred federal income taxes                       73,973      93,158
  Due to Parent                                        8,907       9,334
  Accrued expenses and other liabilities             117,144     191,894
  Liabilities related to separate accounts         1,097,040     899,519
Total liabilities                                  2,896,818   2,542,665

Stockholders' equity:
  Common stock, $312.50 par value; 8,000
     shares authorized, issued and outstanding         2,500       2,500
  Additional paid-in capital                          52,500       2,500
  Net unrealized gains on investments,
    net of federal income taxes of $43,793
    and $66,391                                       81,330     122,875
  Cumulative foreign currency translations,
    net of federal income taxes of $612 and $515       1,139         957
Retained earnings                                    163,290     143,418

Total stockholders' equity                           300,759     272,250

Total liabilities and stockholders' equity        $3,197,577  $2,814,915

See accompanying notes to financial statements.

                    Liberty Life Assurance Company of Boston

                              Statements of Income

                                             Year Ended December 31
                                             1996      1995      1994
                                                (In Thousands)
Revenues:
  Premiums, net                              $283,965  $197,017  $130,606
  Net investment income                       122,527   108,721    97,022
  Realized gains on investments                 6,722     5,091     3,043
  Contractholder charges and assessments        5,759     5,428     4,943
  Other revenues                                4,469     4,323     3,776
Total revenues                                423,442   320,580   239,390

Benefits and expenses:
  Death and other policy benefits             173,281   126,029   110,158
  Recoveries from reinsurers on ceded claims  (11,454)  (10,489)   (5,858)
  Provision for future policy benefits and
   other policy liabilities                   121,347    88,903    41,609
  Interest credited to policyholders           32,252    27,527    18,347
  Change in deferred policy acquisition
    costs                                     (15,247)  (11,101)   (9,921)
  General expenses                             69,926    52,555    38,381
  Insurance taxes and licenses                  6,956     4,997     3,550
  Dividends to policyholders                   12,610    12,277    11,671
Total benefits and expenses                   389,671   290,698   207,937

Income from continuing operations before
  federal income taxes and earnings of
  participating policies                       33,771    29,882    31,453
Federal income taxes                           10,327    10,782    11,003
Income from continuing operations before
  earnings of participating policies           23,444    19,100    20,450

Earnings of participating policies net
  of federal income tax benefit of $2,514
  in 1996, $2,581 in 1995 and $835 in 1994      3,247     3,397     1,545

Income from continuing operations              20,197    15,703    18,905

Discontinued operations:
  Loss from operations on discontinued
  group health, net of federal income
  (benefits) taxes of ($175) in 1996,         ($1,236)
  in 1995 and $100 in 1994                       (325)   (2,267)       24

Net income                                   $ 19,872  $ 13,436  $ 18,929

See accompanying notes to financial statements.

                    Liberty Life Assurance Company of Boston

                         Statements of Stockholders' Equity

                    Years Ended December 31, 1996, 1995 and 1994
                                   (In Thousands)

                                        Net
                                    Unrealized  Cumulative
                         Additional  Gains      Foreign
                   Common Paid-In  (losses) on  Currency    Retained
                   Stock  Capital  Investments Translations Earnings  Total

Balance at
 January 1, 1994    $2,500  2,500    105,774     203     111,053  $222,030

Net income                                                18,929    18,929

Net unrealized
gains (losses) on
investments, net
of deferred
federal income
taxes of ($425)                      (93,500)                      (93,500)

Cumulative foreign
currency translations,
net of deferred
federal income taxes
of ($140)                                        260                   260


Balance at
 December 31, 1994   2,500  2,500     12,274     463     129,982   147,719

Net income                                                13,436    13,436

Net unrealized
gains (losses) on
investments, net
of deferred
federal income
taxes of ($59,758)                   110,601                       110,601

Cumulative foreign
currency translations,
net of deferred
federal income taxes
of ($267)                                        494                   494

Balance at
 December 31, 1995   2,500  2,500    122,875     957     143,418   272,250

Additional Paid-In
  Capital                  50,000                                   50,000

Net income                                                19,872    19,872

Net unrealized
gains (losses) on
investments, net
of deferred
federal income
taxes of $22,598                     (41,545)                      (41,545)

Cumulative foreign
currency translations,
net of deferred federal
income taxes
of ($97)                                           182                  182

Balance at
 December 31, 1996  $2,500 52,500     81,330     1,139   163,290   $300,759

See accompanying notes to financial statements.


                    Liberty  Life Assurance Company of Boston

                              Statements of Cash Flows

                                                Years ended December 31
                                             1996         1995        1994
                                                       (In Thousands)
Cash flows from operating activities:
 Premiums collected                        $ 280,613   $ 197,607 $ 127,716
 Investment income received                   98,899      89,412    80,817
 Other considerations received                10,331       9,421    22,599
 Policyholder claims paid                   (124,297)    (96,494) (123,676)
 Surrender benefits paid                     (33,748)     (5,927)   (5,317)
 Policyholder dividends paid                 (12,008)    (11,685)  (11,081)
 General expenses paid                       (67,834)    (56,736)  (41,915)
 Insurance taxes and licenses paid            (3,959)     (6,000)   (6,346)
 Federal income taxes paid, including
   capital gains taxes                        (5,858)    (12,878)   (4,897)
 Intercompany net receipts                      (426)      9,201   (16,620)
 Other receipts (payments)                    12,218      (2,782)   (6,904)
Net cash flows provided by operating
   activities                                153,931     113,139    14,376

Cash flows from investing activities:
 Proceeds from fixed maturities sold         128,493      41,763    66,835
 Proceeds from fixed maturities matured       91,292      75,084   124,347
 Cost of fixed maturities acquired          (480,206)   (224,725) (315,121)
 Proceeds from equity securities sold        125,997      87,449    45,632
 Cost of equity securities acquired         (122,197)    (86,390)  (45,898)
 Change in policy loans                       (4,673)     (4,087)   (3,827)
 Investment cash in transit                      126        (182)       34
 Proceeds from short-term investments
    sold or matured                          833,144     485,257   902,371
 Cost of short-term investments acquired    (790,040)   (566,870) (879,643)
 Proceeds from other long-term investments
    sold                                       5,997       4,320     2,657
 Cost of other long-term investments
    acquired                                  (6,904)    (13,427)   (5,772)
Net cash used in investing activities       (218,971)   (201,808) (108,385)

Cash flows from financing activities:
 Additional paid-in capital                   50,000         -         -
 Policyholders' deposits on investment
    contracts                                139,579      62,019   124,565
 Policyholders' withdrawals from
    investment contracts                     (65,343)    (62,314)  (30,608)
 Change in securities loaned                 (89,625)    148,710    93,957

Net cash provided by financing activities     34,611     148,415       (52)

Change in cash and cash equivalents          (30,429)     59,746     5,107
Cash and cash equivalents,
  beginning of year                           64,801       5,055        -

Cash and cash equivalents, end of year     $  34,372   $  64,801 $   5,055

Reconciliation of net income to net cash
   flows from operating activities:
Net income                                 $  19,872   $  13,436 $  18,929

Adjustments to reconcile net income to
  net cash flows from operating
  activities:
   Realized capital gains on investments      (6,722)     (5,091)   (3,211)
   Accretion of bond discount                (20,271)    (17,822)  (16,297)
   Interest credited to policyholders         32,252      27,543    18,347
   Changes in assets and liabilities:
     Proceeds from securities loaned          89,625    (148,710)      -
     Amounts recoverable from reinsurers     (11,881)      4,897   (16,735)
     Premiums receivable                      (3,447)        413      (418)
     Investment income due and accrued        (3,545)     (1,409)   (1,336)
     Deferred policy acquisition costs       (15,247)    (10,888)   (9,921)
     Other assets                                495       1,354    (1,846)
     Future policy benefits                  127,800      88,924    45,660
     Policy and contract claims               11,050      (1,523)     (494)
     Dividends to policyholders                  610         567       590
     Experience rating refund liabilities      1,210        (510)      550
     Liability for participating policies      3,248       3,397     1,544
     Federal income taxes payable                542      (5,830)    4,643
     Deferred federal income taxes             3,805       3,235     1,563
     Due to Parent                              (427)      9,201   (16,620)
     Accrued expenses and other liabilities  (75,038)    151,955    (5,454)

Net cash flows provided by
     operating activities                  $ 153,931   $ 113,139 $  14,376


See accompanying notes to financial statements.

                    Liberty  Life Assurance Company of Boston

                         Notes to Financial Statements

                        December 31, 1996, 1995 and 1994
                                 (In Thousands)

1.   Nature of Operations and Significant Accounting Policies

Organization

Liberty Life Assurance Company of Boston ("The Company") is domiciled in the Commonwealth of Massachusetts. The Company is directly owned 100% by Liberty Mutual Property-Casualty Holding Corporation, a subsidiary directly owned 90% by Liberty Mutual Insurance Company and 10% by Liberty Mutual Fire Insurance Company ("Liberty Mutual").

The Company insures life, annuity and accident and health risks for groups and individuals. The Company also issues structured settlement contracts and administers separate account contracts. The Company is licensed and sells its products in all 50 states, the District of Columbia, and Canada.

Basis of Presentation

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements, and the reported amounts of revenues and expenses during the year. Actual amounts could subsequently differ from such estimates.

Investments

Fixed maturity and equity securities are classified as available for sale and are carried at fair value. Unrealized gains and losses on fixed maturity and equity securities are reported as a separate component of stockholders' equity, net of applicable deferred income taxes.

For the mortgage-backed bond portion of the fixed maturity investment portfolio, the Company recognizes income using a constant effective yield based on anticipated prepayments over the estimated economic life of the security. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments and any resulting adjustments are included in investment income.

Short-term investments include investments with maturities of less than one year at the date of acquisition.

Other invested assets, specifically investments in limited partnerships, are accounted for using the equity method.

Policy loans are reported at unpaid loan balances.

Realized   capital  gains  and  losses  are  determined   on   the   specific
identification basis.

Deferred Policy Acquisition Costs

Policy acquisition costs are the costs of acquiring new business which vary with, and are primarily related to, the production of new business. Such costs include commissions, costs of policy underwriting, and variable agency expenses. Acquisition costs related to traditional life insurance and certain long-duration group accident and health insurance, to the extent recoverable from future policy revenues, are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins. Deferred policy acquisition costs are adjusted for amounts relating to unrealized gains and losses on fixed maturity and equity securities the Company has designated as available for sale. This adjustment, net of tax, is included with the change in net unrealized gains or losses that is credited or charged directly to stockholders' equity. Deferred policy acquisition costs have decreased for this adjustment by $585 and $2,834 at December 31, 1996 and 1995, respectively.

The Company began deferring acquisition costs relating to group life and disability insurance as of January 1, 1995. Costs relating to these policies are amortized straight line over a five year period. Anticipated premium revenue was estimated using the same assumptions which were used for computing liabilities for future policy benefits.

Recognition of Traditional Life Premium Revenue and Related Expenses

Premiums on traditional life insurance policies are recognized as revenue when due. Benefits and expenses are associated with premiums so as to result in the recognition of profits over the life of the policies. This association is accomplished by providing liabilities for future policy benefits and the deferral and subsequent amortization of acquisition costs.

Recognition of Universal Life Revenue and Policy Account Balances

Revenues from universal life policies represent investment income from the related invested assets and amounts assessed against policyholders. Included in such assessments are mortality charges, surrender charges paid and administrative fees. Policy account balances consist of consideration received plus credited interest, less accumulated policyholder charges, assessments and withdrawals. Credited interest rates were between 5.75% and 6.3% in 1996 and between 6.3% and 6.5% in 1995 and 1994.

Investment Contracts

The Company writes certain annuity and structured settlement contracts without mortality risk which are accounted for as investment contracts. Revenues for investment contracts consist of investment income from the related invested assets, with profits recognized to the extent investment income earned exceeds the amount credited to the contract. This method of computing the liability for future policy benefits effectively results in recognition of profits over the benefit period. Policy account balances consist of consideration received plus credited interest less policyholder withdrawals. Credited interest rates were between 5.35% and 7.05% in 1996, between 5.6% and 7.25% in 1995, and between 5.0% and 5.25% in 1994 for annuity contracts. Credited interest rates were between 6.2% and 11.4% in 1996, 1995 and 1994 for structured settlement contracts.

Future Policy Benefits

Liabilities for future policy benefits for traditional life policies have been computed using the net level premium method based on estimated future investment yield, mortality and withdrawal experience. Interest rate assumptions were between 4.5% and 10.25% for all years of issue. Mortality assumptions have been calculated principally on an experience multiple applied to the 1955-60 and 1965-70 Select and Ultimate Basic Tables for issued prior to 1986, the 1986 Bragg Non-Smoker/Smoker Select and Ultimate Basic Tables for 1986 to 1992 issues, and the 1991 Bragg Non-Smoker/Smoker Select and Ultimate Basic Tables for 1993 and subsequent issues. Withdrawal assumptions are generally based on the Company's experience.

The liability for future policy benefits with respect to structured settlement contracts with life contingencies and single premium group annuities (group pension) is determined based on interest crediting rates between 6.2% and 11.4%, and the mortality assumptions are based on the 1971 GAM and IAM tables.

Future policy benefits for long-term disability cases are computed using the 1987 Commissioners' Group Disability Table adjusted for the Company's experience.

Policy and Contract Claims

Accident and health business policy and contract claims principally include claims in course of settlement and claims incurred but not reported, which are determined based on a formula derived as a result of the Company's past experience. Claims liabilities may be more or less than the amounts paid when the claims are ultimately settled. Such differences are considered changes in estimates and are recorded in the statement of income in the year the claims are settled.

Reinsurance

All  assets  and  liabilities  related to  reinsurance  ceded  contracts  are
reported   on  a  gross  basis  in  the  accompanying  balance  sheets.   The
accompanying statements of operations reflect premiums, benefits and settlement expenses net of reinsurance ceded.

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for original policies issued and the terms of the reinsurance contracts.

Federal Income Taxes

The Company has adopted the asset and liability method of accounting for income taxes. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect of a change in tax rates on deferred tax assets and liabilities is recognized in income in the period that includes the enactment date.

Participating Policies

Participating policies approximate 33% and 35% of life insurance in force at December 31, 1996 and 1995, respectively, and 18% and 56% of individual life insurance premium revenue in 1996 and 1995, respectively. Dividends to participating policyholders are calculated as the sum of the difference between the assumed mortality, interest and loading, and the actual experience of the Company relating to participating policyholders. As a result of statutory regulations, the major portion of earnings from participating policies inures to the benefit of the participating policyholders and is not available to stockholders. Undistributed earnings of the participating block of business is represented by the liability for participating policies in the accompanying balance sheets. The payment of dividends to stockholders is further restricted by insurance laws of the Commonwealth of Massachusetts.

Foreign Currency Translations

The Company enters into certain transactions that are denominated in a currency other than the U.S. dollar. Functional currencies are assigned to foreign currencies. The resulting translation adjustments from such transactions are accumulated and then converted to U.S. dollars. The unrealized gain or loss from this translation is recorded as a separate component of stockholders' equity, net of deferred federal income taxes. The translations are calculated using current exchange rates for the balance sheet and average exchange rates for the statement of operations.

Separate Accounts

Separate account assets and liabilities reported in the accompanying balance sheets represent funds that are separately administered, principally for annuity contracts, and for which the contractholder, rather than Liberty Life Assurance, bears the investment risk. Separate account contractholders have no claim against the assets of the general account of Liberty Life Assurance. Separate account assets are reported at market value. The operations of the separate accounts are not included in the accompanying financial statements. Fees charged on separate account policyholder deposits are included in other income.

Reclassification

Certain 1995 balances have been reclassified to permit comparison with the 1996 presentation.

2.   Investments

Fixed Maturities

The amortized cost, gross unrealized gains and losses, and fair value of investments in fixed maturities are summarized as follows:

                                              December 31, 1996
                                              Gross       Gross
                                 Amortized  Unrealized  Unrealized   Fair
                                    Cost      Gains      Losses     Value
U.S. Treasury securities and
   obligations of U.S government
   corporations and agencies      $ 408,214  $ 86,080  $ (1,195) $  493,099
Debt securities issued by
   foreign governments               24,762        87      (256)     24,593
Corporate securities                614,901    29,667    (3,864)    640,704
U.S. government guaranteed
   mortgage-backed securities       567,343    16,402    (4,954)    578,791

Total fixed maturities           $1,615,220  $132,236  $(10,269) $1,737,187

                                             At December 31, 1995
                                             Gross       Gross
                                Amortized  Unrealized  Unrealized   Fair
                                   Cost      Gains      Losses     Value
U.S. Treasury securities and
   obligations of U.S government
   corporations and agencies    $  380,296  $116,737  $    (37)  $  496,996
Debt securities issued by
   foreign governments              19,651     1,839        (7)      21,483
Corporate securities               313,686    18,727    (2,797)     329,616
U.S. government guaranteed
   mortgage-backed securities      621,282    53,523      (453)     674,352

Total fixed maturities          $1,334,915  $190,826  $ (3,294)  $1,522,447

The amortized cost and fair value of the Company's investment in fixed maturities by contractual maturity is summarized as follows:

                                                   At December 31, 1996
                                                Amortized          Fair
                                                  Cost             Value
  Maturity in one year or less                  $   29,651      $   30,279
  Maturity after one year through five years       169,258         172,798
  Maturity after five years through ten years      313,404         335,973
  Maturity after ten years                         535,564         619,346
  U.S. government guaranteed mortgage-
    backed securities                              567,343         578,791

Total fixed maturities                          $1,615,220      $1,737,187

The expected maturities in the foregoing table may differ from contractual maturities because certain borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

Gross gains of $1,462 and $811, and gross losses of $1,411, and $445 were realized on the sales of fixed maturities respectively.

At December 31, 1996, bonds with an admitted asset value of $14,232 were on deposit with state insurance departments to satisfy regulatory requirements.

Equity Securities and Other Invested Assets

Unrealized gains and losses on investments in equity securities, available for sale and other invested assets are recorded in a separate component of stockholders' equity and do not affect operations. The cost, gross unrealized gains and losses on, and the fair value of, those investments are summarized as follows:

                                 At December 31, 1996
                                    Gross     Gross
                                 Unrealized Unrealized  Fair
                          Cost      Gains     Losses   Value

Equity securities        $ 3,098   $ 1,241   $  (217)  $ 4,122
Other invested assets     32,729     6,462      (910)   38,281

Total                    $35,827   $ 7,703   $(1,127)  $42,403

                              At December 31, 1995
                                    Gross     Gross
                                 Unrealized Unrealized  Fair
                          Cost      Gains     Losses   Value

Equity securities        $ 3,086   $ 1,105        --   $ 4,191
Other invested assets     28,874     4,045   $  (580)   32,339
Total                    $31,960   $ 5,150   $  (580)  $36,530

Net Investment Income

Major categories of the Company's net investment income are summarized as follows:

                                                 Year ended December 31
                                              1996      1995       1994
Investment income:
  Fixed maturities                          $118,365   $104,779    $ 95,837
  Equity securities                               83        214          22
  Policy loans                                 2,672      2,397       2,111
  Short-term investments and cash equivalents  1,633      2,034       1,711
  Other invested assets                        1,476        878         342
Gross investment income                      124,229    110,302     100,023

 Less: Investment expenses                     1,702      1,581       1,942
      Discontinued operations                    --         --        1,059
   Net investment income                    $122,527   $108,721    $ 97,022

Realized Capital Gains on Investments

Realized capital gains on investments were derived from the following sources:

                                               Year ended December 31
                                              1996       1995       1994
Fixed maturities                           $     61   $    366   $  1,752
Equity securities                             3,812      3,441        434
Short-term investments                         --          --         (4)
Other invested assets                         2,849      1,284      1,029

Less: Discontinued operations                              --         168
Realized capital gains on investments      $  6,722   $  5,091   $  3,043

Concentration of Investments

There were no investments in a single entity's fixed maturities in excess  of
ten   percent  of  stockholders'  equity  at  December  31,  1996  and  1995, respectively.

3.   Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. Reinsurance assumed is not significant. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within capital resources.

The Company generally reinsures risks on life insurance policies over two hundred fifty thousand dollars as well as selected risks of lesser amounts. Life insurance in force and premium information is summarized as follows:

                                      Year ended December 31, 1996
                                           Assumed    Ceded to
                               Direct     From Other     Other      Net
                               Amount     Companies    Companies   Amount

Life insurance in force      $25,127,732  $64,767   $1,699,677  $23,492,822

Premiums:
 Group life and disability   $   193,209  $    55       10,070      183,194
 Individual life and annuity     103,191    2,939        5,536      100,594
 Group pension                       177      -             -           177

Total premiums               $   296,577  $ 2,994   $   15,606  $   283,965

                                       Year ended December 31, 1995
                                            Assumed   Ceded to
                               Direct     From Other    Other        Net
                               Amount     Companies   Companies     Amount

Life insurance in force     $17,374,371  $56,753    $1,110,191  $16,320,933

Premiums:
 Group life and disability  $   105,415  $    68    $   12,223  $    93,260
 Individual life and annuity    103,732      123         2,477      101,378
 Group pension                    2,379       -             -         2,379

Total premiums              $   211,526  $   191    $   14,700  $   197,017

Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 1996, the Company's reinsurance recoverables are not material and no individual reinsurer owed the Company an amount that was equal to or greater than 3% of the Company's surplus.

Amounts recoverable from reinsurers are presented as an asset in the accompanying financial statements and are summarized as follows:

                                                       At December 31
                                                    1996           1995

Group life and health                            $  25,952      $  19,377
Individual life and annuity                         22,848         17,542

Total amounts recoverable from reinsurers        $  48,800      $  36,919

4.   Federal Income Taxes

The Company is included in a consolidated federal income tax return with Liberty Mutual and its other subsidiaries. Under a written tax sharing agreement, approved by the Board of Directors, Liberty Mutual collects from and refunds to the subsidiaries the amount of taxes or benefits determined as if Liberty Mutual and the subsidiaries filed separate returns.

Federal income tax expense (benefit) attributable to income from operations was composed of the following:

                                        Year ended December 31
                                        1996      1995      1994
Continuing operations:
  Current                             $ 7,011    $ 7,848   $ 9,559
  Deferred                              3,316      2,934     1,444

Federal income tax (benefit) expense  $10,327     10,782   $11,003

                                        Year ended December 31
                                         1996      1995      1994
Discontinued operations:
  Current                              $  (175)  $ (1,236)  $   (19)
  Deferred                                   0          0       119

Federal income tax (benefit) expense   $  (175)  $ (1,236)  $   100

A reconciliation of federal income tax expense as recorded in the statements of income with expected federal income tax expense computed at the applicable federal tax rate of 35% is summarized as follows:

                                             Year ended December 31
                                               1996      1995     1994
Expected income tax expense                   $ 11,820  $ 10,458  $11,009
 Adjustments to income taxes resulting from:
    Reconciliation of prior year tax return     (1,226)      401        -
    Other, net                                    (267)      (77)      (6)

Federal income tax expense                    $ 10,327   $10,782  $11,003

The tax effects of temporary differences that give rise to significant portions of deferred tax assets and deferred liabilities are summarized as follows:

                                                 Year ended December 31
                                                 1996       1995       1994
Deferred tax assets:
  Dividends to policyholders                 $  3,349  $  3,230   $  3,242
  Experience rating reserves                        -        14        102
  Unearned interest on policy loans               303       283        -
  Unearned group premium adjustment               962       585        448
  Accrued surrender charges on deposit funds      401         -        -
  1987 disability reserve tax adjustment            -       215        334
  Other                                            60        29        281
Total deferred tax assets                       5,075     4,356      4,407

Deferred tax liabilities:
  Future policy benefits                      (11,760)  (11,181)   (12,002)
  Deferred acquisition costs                  (18,818)  (16,201)   (13,742)
  Bonds purchased at market discount           (2,273)   (1,769)    (1,509)
  Bonds market valuation adjustment           (41,493)  (64,788)    (5,916)
  Unrealized gain on other long-term
     investments                               (2,300)   (1,603)      (717)
  Reconciliation of taxes on other long-term
     investments                                 (951)     (829)      (134)
  Cumulative foreign currency translations       (612)     (515)      (248)
  Deferred and uncollected premium adjustment    (653)     (565)      (337)
  Experience rating reserves                     (133)        0          0
  Other                                           (55)      (63)         -
Total deferred tax liabilities               $(79,048) $(97,514)  $(34,605)

Net deferred tax liability                   $(73,973) $(93,158)  $(30,198)

The Company is required to establish a valuation allowance for any portion of the deferred tax asset that management believes will not be realized. In the opinion of management, it is more likely than not that the Company will realize the benefit of the deferred tax assets, and, therefore, no such valuation allowance has been established.

Prior to 1984, a portion of the Company's income was not taxed, but was accumulated in a "policyholders' surplus account". In the event that those amounts are distributed to stockholders', or the balance of the account exceeds certain limitations under the Internal Revenue Code, the excess amounts would become taxable at current rates. The policyholders' surplus account balance at December 31, 1996 was approximately $4,000. Management does not intend to take actions nor does management expect any events to occur that would cause federal income taxes to become payable on that amount. However, if such taxes were assessed, the amount of taxes payable would be approximately $1,400.

5.    Unpaid Claims Liability for Group Accident and Health Business

The following table provides a reconciliation of the beginning and ending balances of unpaid claim liabilities, net of reinsurance recoverables:

                                                   Year ended December 31
                                                       1996         1995

Unpaid claim liabilities, at beginning of year       $ 102,089  $  76,630
  Less: reinsurance recoverables                           203        444
Net balance at beginning of year                       101,886     76,186

Claims incurred related to:
  Current year                                         104,526     52,747
  Prior years                                           18,176      6,813
Total incurred                                         122,702     59,560

Claims paid related to:
  Current year                                          34,342     15,413
  Prior years                                           27,449     18,447
Total paid                                              61,791     33,860

Net balance at end of year                             162,797    101,886

  Plus: reinsurance recoverables                           238        203

Balance, Unpaid claim liabilities,at end of year     $ 163,035  $ 102,089

During 1996, approximately $17,000 of long-term disability business was accepted from unaffiliated companies through buyout contracts. In return for future premiums, as underwritten by the Company, the Company accepted the risk for covered lines under those contacts, including certain claims which were already in payment status. These claims, which were incurred in 1995 or earlier, were not included in the December 31, 1995 claim reserves and liabilities but are included as prior years incurred claims at December 31, 1996. The claims incurred related to prior years increased by $6,813 in 1995 due to changes in estimates of prior year insured events.

6.   Risk-Based Capital and Retained Earnings

Life insurance companies are subject to certain Risk-Based Capital ("RBC") requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life insurance company is to be determined based on the various risk factors related to it. At December 31, 1996, the Company meets the RBC requirements.

The payment of dividends by the Company to stockholders is limited and cannot be made except from earned profits. The maximum amount of dividends that may be paid by life insurance companies without prior approval of the Commonwealth of Massachusetts Insurance Commissioner is subject to restrictions relating to statutory surplus and net gain from operations.

According to a resolution voted by the Board of Directors of Liberty Life Assurance, not more than the larger of 10% of statutory profits on participating business or fifty cents per thousand dollars of participating business in force in a given year may accrue to the benefit of stockholders. The amount of statutory unassigned surplus (deficit) held for the benefit of participating policyholders is $(1,245) and for the stockholders is $83,428 at December 31, 1996. Dividends paid to policyholders were $12,008 and there were no dividends paid to stockholders in 1996.

7.   Commitments and Contingencies

The Company is named as a defendant in various legal actions arising principally from claims made under insurance policies and contracts. Those actions are considered by the Company in estimating reserves for policy and contract liabilities. The Company's management believes that the resolution of those actions will not have a material effect on the Company's financial position or results of operations.

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. At December 31, 1996 and 1995, the Company has accrued $888 and $842, respectively, of premium tax deductions. The Company recognizes its obligations for guaranty fund assessments when it receives notice that an amount is payable to a guaranty fund. Expenses incurred for guaranty fund assessments were $150 and $472 in 1996 and 1995, respectively.

8.   Separate Accounts

Separate Accounts held by the Company represent primarily funds which are administered for pension plans. The assets consist of common stock, long-term bonds, real estate and short-term investments. Except for long-term bonds which are carried at amortized cost, the assets are carried at estimated fair value. Investment income and changes in asset values do not affect the operating results of the Company. Separate Accounts business is maintained independently from the general account of the Company. The Company provides administrative services for these contracts. Fees earned by the Company related to these contracts included in other considerations were $1,503 and $1,434 for the years ended December 31, 1996 and 1995, respectively.

9.   Employee Benefits

The Company shares personnel with Liberty Mutual which has a non-contributory defined benefit pension plan covering employees who have attained age twenty-one and have completed one year of service. Benefits are based on years of service and the employee's "final average compensation" which is the employee's average annual compensation for the highest five consecutive calendar years during the ten years immediately preceding retirement. Liberty Mutual's funding and accounting policies are to contribute annually the maximum amount that can be deducted for federal income tax purposes and to charge such contributions to expense in the year deductible for income tax purposes. Liberty Mutual's pension cost charged to operations for the entire plan in 1996 and 1995 was $15,541 and $26,432 respectively. The Company's allocated pension cost in 1996 and 1995 was $395 and $628, respectively.

As of January 1, 1996 and 1995, the actuarial present value of accumulated vested and nonvested benefits for the entire plan, based on a valuation interest rate of 8% in 1996 and 1995, approximated $657,550 and $607,595, respectively, and the net assets, at fair market value, available for plan benefits approximated $994,643 and $776,859 in 1996 and 1995, respectively. Assets of the plan consist primarily of investments in life insurance company separate accounts and a collective investment trust fund. At January 1, 1996 and 1995, separate account investments of the Company, included in plan assets at fair market value, amounted to approximately $696,384 and $521,220 respectively.

10.  Postretirement Benefits

Liberty Mutual provides certain health care and life insurance benefits ("postretirement") for retired employees. Substantially all employees may become eligible for these benefits if they reach retirement age while working for the Liberty Companies. Alternatively, retirees may elect certain prepaid health care benefit plans. Life insurance benefits are based upon a participant's final compensation subject to the plan maximum.

Liberty Mutual records the costs of its postretirement benefits by the accrual accounting method and has elected to amortize its transition obligation for retirees and fully eligible or vested employees over 20 years. The unamortized transition obligation was $155,840 and $165,580 at December 31, 1996 and 1995, respectively.

Net postretirement benefit costs for Liberty Mutual were approximately $26,239 in 1996 and $30,979 in 1995 and includes the expected cost of such benefits for newly eligible or vested employees, interest cost, gains and losses arising from differences between actuarial assumptions and actual experience, and amortization of the transition obligation. Liberty Mutual made payments of $13,000 in 1996 and $14,000 in 1995, as claims were incurred.

At December 31, 1996 and December 31, 1995, the accrued unfunded postretirement benefit obligation for Liberty Mutual's retirees and other fully eligible plan participants was $59,023 and $45,848, respectively. The accumulated benefit obligation for non-vested employees was $96,742 and $86,357 at December 31, 1996 and 1995, respectively. The discount rates used in determining the accumulated postretirement benefit obligation were 7.25% and 7% in 1996 and 1995, respectively, and the health care cost trend rates were 10.75% and 11.25%, graded to 5% over 10 years, in 1996 and 1995, respectively.

The Company's share of postretirement benefit costs were approximately $236 and $282 for 1996 and 1995, respectively.

The health care cost trend rate assumption has a significant effect on the amount reported. To illustrate, increasing the assumed health care cost trend rates by one percentage point in each year would increase the postretirement benefit obligation of the entire plan as of December 31, 1996 by approximately $13,899, and the estimated eligibility cost and interest cost components of net periodic postretirement benefit cost for 1996 by approximately $1,699.

11.  Related Party Transactions

Under a Service Agreement between the Company and Liberty Mutual, the latter provides personnel, office space, equipment, computer processing and other services. The Company reimburses Liberty Mutual for these services at cost, and for any other special services supplied at the Company's request. Substantially all of the Company's insurance expenses incurred in 1996 and 1995 related to this agreement.

The Company insures the group term life and disability risks for Liberty Mutual employees. Premiums associated with these policies amounted to $13,903 and $14,755 in 1996 and 1995, respectively.

The Company insures key officers of Liberty Mutual Group under an Optional Life Insurance Plan. Premiums associated with this plan amounted to $4,967 and $4,278 in 1996 and 1995, respectively.

Liberty Mutual purchased structured settlement annuity contracts, with and without life contingencies, from the Company. Premiums under these contracts amounted to $91,754 and $78,567 in 1996 and 1995, respectively. The related policy and contract reserves with respect to all structured settlement annuity contracts purchased by Liberty Mutual amounted to $441,220 and $386,565 at December 31, 1996 and 1995, respectively.

Liberty Mutual deposited $16,107 and $2,761 with the Company in 1996 and 1995, respectively, to fund certain Liberty Mutual environmental claim transactions. Such amounts have been included in deposit type fund revenues for the years ended December 31, 1996 and 1995, as well as in the liability for premium and other deposit funds.

In 1996, Keyport Life Insurance Company began ceding 100% of the premiums and benefits of certain structured settlement annuity contracts, with and without life contingencies, to the Company. Premiums under these contracts amounted to $3,194 in 1996. The related policy and contract reserves with respect to these structured settlement annuity contracts assumed by the Company amounted to $2,601 at December 31, 1996.

12.  Fair Value of Financial Instruments

Fair values generally represent quoted market value prices for securities traded in the public marketplace, or analytically determined values using bid or closing prices for securities not traded in the public marketplace.

The following methods and assumptions were used by the Company in estimating the "fair value" disclosures for financial instruments in the accompanying financial statements and notes thereto:

Fixed Maturities

Fair values for publicly traded fixed maturities are determined using values reported by an independent pricing service. Fair values of private placement fixed maturities are determined by obtaining market indications from various broker-dealers.

Cash and Short-term Investments

The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair values.

Policy Loans

The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair values.

Investment Contracts

The fair values for the Company's liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

Policy Account Balances

The fair values of the Company's liabilities for insurance contracts other than investment-type contracts are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, such that the Company's exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

The carrying amount and fair value of the Company's financial instruments are summarized a follows:

                              December 31, 1996       December 31, 1995
                               Carrying    Fair      Carrying     Fair
                                Amount     Value      Amount      Value
Fixed maturities              $1,737,187 $1,737,187 $1,522,447 $1,522,447
Equity securities                  4,122      4,122      4,191      4,191
Other invested assets             38,281     38,281     32,339     32,339
Policy loans                      45,345     45,345     40,672     40,672
Short-term investments            78,715     78,715    121,471    121,471
Individual and group annuities   153,927    153,742    150,562    149,223
Other policyholder funds
  left on deposit                  8,009      8,009      7,527      7,527

13.  Deferred Policy Acquisition Costs

Details with respect to deferred policy acquisition costs are summarized as follows:

                                             Year ended December 31
                                             1996           1995
Balance, beginning of year                $   62,762     $   54,283
   Additions                                  16,114         14,143
   Amortization                                 (867)        (2,830)
   Valuation adjustment for unrealized
     gain on fixed maturities                   (585)        (2,834)

Balance, end of year                      $   77,424     $   62,762

14.  Segment Information

Revenues and income from continuing operations before federal income taxes and earnings of participating policies for each of the Company's segments are summarized as follows:

                                                 Year ended December 31
                                              1996      1995        1994
Revenues from continuing operations:
  Group life and disability                  $203,911  $108,132  $ 84,872
  Individual life and annuity                 186,696   175,960   116,966
  Group pension                                32,835    36,488    37,552

Total revenues from continuing operations    $423,442  $320,580  $239,390

Income from continuing operations before federal
  income taxes and earnings from participating
  policies:
    Group life and disability                $  8,377  $  5,723  $ 11,559
    Individual life and annuity                24,319    22,444    18,284
    Group pension                               1,075     1,715     1,610

Total income from continuing operations
  before federal income taxes and
  earnings of participating policies         $ 33,771  $ 29,882  $ 31,453

15.  Reconciliation to Statutory-Basis Accounting

The Company is required to file statutory financial statements with state insurance regulatory authorities. Accounting principles used to prepare statutory financial statements differ from the financial statements reported herein which are prepared on the basis of generally accepted accounting principles.

Reconciliations  of  statutory  net  income  and  capital  and  surplus,   as
determined using statutory accounting principles, to the amounts included in the accompanying financial statements are summarized as follows:

                                               Year ended December 31
Net income:                                   1996        1995      1994

Statutory basis, net income                 $  3,554   $  6,952   $  4,289

Increases/(decreases)
  Deferred policy acquisition costs           15,247     11,101      9,921
  Policy reserves                              9,631      2,779      8,971
  Participating policies                      (3,248)    (3,397)    (1,545)
  Deferred federal income taxes               (3,316)    (2,934)    (1,563)
  Deferred premiums                           (1,859)    (1,763)    (1,644)
  Interest maintenance reserve                  (526)      (439)       687
  Other                                          389      1,137       (187)

Net income as reported herein               $ 19,872   $ 13,436   $ 18,929

                                               Year ended December 31
Stockholders' equity:                         1996       1995       1994

Statutory basis, capital and surplus        $137,933   $ 84,441   $ 76,434

Increases/(decreases)
  Deferred policy acquisition costs           77,424     65,597     54,283
  Policy reserves                            102,214     92,583     88,531
  Participating policies                     (68,504)   (65,256)   (61,859)
  Asset valuation reserve                     11,773      9,372      6,969
  Interest maintenance reserve                 4,327      4,853      5,292
  Deferred federal income taxes              (73,973)   (93,158)   (30,198)
  Deferred premiums                          (17,346)   (15,487)    (9,970)
  Net unrealized gain on fixed maturities    121,967    184,696     17,077
  Other                                        4,944      4,609      1,160

Stockholders' equity as reported herein     $300,759   $272,250   $147,719

16.  Discontinued Operations

On December 31, 1993, the Company discontinued its Group Medical insured and administrative services line of business. Substantially all of the insured operating assets and future policy liabilities, as of December 31, 1993, were ceded to Liberty Mutual effective January 1, 1994, until the termination date of the contracts. After termination there is no additional insurance risk associated with this particular line of business and all insured operating assets and future policy liabilities will be extinguished.




                       Report of Independent Auditors




To the Board of Directors of Liberty Life Assurance Company of Boston and Contract Owners of Variable Account K


We have audited the accompanying statement of assets and liabilities of Liberty Life Assurance Company of Boston - Variable Account K as of December 31, 1996 and the related statement of operations and changes in net assets for the year then ended. These financial statements are the responsibility of Liberty Life Assurance Company of Boston's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Liberty Life Assurance Company of Boston - Variable Account K at December 31, 1996 and the results of its operations and changes in net assets for the year then ended, in conformity with generally accepted accounting principles.






March 14, 1997                                  ERNST & YOUNG LLP
Boston, Massachusetts





                        Independent Auditors' Report




The Contract Owners of
Liberty Life Assurance Company's
Variable Account K:

We have audited the accompanying statement of operations and changes in net assets of the sub-accounts comprising Liberty Life Assurance Company's Variable Account K for the year, or other period as applicable, ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the results of operations and changes in net assets of the sub-accounts comprising Liberty Life Assurance Company's Variable Account K for the year, or other periods as applicable, ended December 31, 1995 in conformity with generally accepted accounting principles.



KPMG Peat Marwick LLP
Boston, Massachusetts
April 5, 1996



                  LIBERTY LIFE ASSURANCE COMPANY OF BOSTON
                             VARIABLE ACCOUNT K
                     Statement of Assets and Liabilities
                              December 31, 1996


Assets
  Investments at market value:
   SteinRoe Variable Investment Trust
    Cash Income Fund - 864,690 shares (cost $864,690)           $   864,690
    Capital Appreciation Fund - 237,360 shares (cost $3,981,388)  4,920,464
    Managed Assets Fund - 467,955 shares (cost $6,366,918)        7,618,304
    Mortgage Securities Income Fund - 274,849 shares
      (cost $2,903,051)                                           2,704,512
    Managed Growth Stock Fund - 97,246 shares (cost $2,110,769)   2,782,196

   Keyport Variable Investment Trust
    Colonial-Keyport Growth and Income Fund - 148,392 shares
      (cost $1,676,257)                                           2,071,555
    Colonial-Keyport Utilities Fund - 168,888 shares
      (cost $1,731,734)                                           1,807,103
    Colonial-Keyport International Fund for Growth - 163,311
      shares (cost $324,144)                                        318,456
    Colonial-Keyport U.S. Stock Fund  - 10,993 shares
      (cost $151,413)                                               156,320
    Colonial-Keyport Strategic Income Fund - 47,543 shares
      (cost $535,312)                                               524,400
    Newport-Keyport Tiger Fund - 131,780 shares (cost $323,371)     332,086

                    Total assets                                $24,100,086

Net assets
    Variable annuity contracts (Note 6)                         $23,584,059
    Annuity reserves (Note 2)                                       455,129
    Due to Liberty Life Assurance Company (Note 2)                   55,971
    Retained by Liberty Life Assurance Company (Note 5)               4,927

                    Total net assets                            $24,100,086





                           See accompanying notes.


                  LIBERTY LIFE ASSURANCE COMPANY OF BOSTON
                             VARIABLE ACCOUNT K
              Statement of Operations and Changes in Net Assets
              for the Periods ended December 31, 1996 and 1995




                             Cash Income Fund     Capital Appreciation Fund
                            1996            1995        1996          1995
Income
  Dividends               $   35,124      $  54,010    $      -  $  29,587
Expenses (Note 3)
  Mortality and expense
   risk and
   administrative charges     10,620         14,172      64,178     50,366
Net investment income
   (expense)                  24,504         39,838     (64,178)   (20,779)
Realized gain (loss)               -              -       4,697     26,355
Unrealized appreciation
  (depreciation) during
    the period                     -              -     992,721    326,488
Net increase in net assets
    from operations           24,504         39,838     933,240    332,064

Purchase payments from
  contract owners             55,074         57,768     539,379    449,730
Transfers between accounts   120,046       (441,588)    277,664      2,631
Contract terminations and
  annuity payouts            (40,614)      (319,947)   (298,419)  (512,498)
Other transfers (to) from
  Liberty Life
    Assurance Company            812         (1,766)     10,825         -
Net increase (decrease) in
  net assets from
    contract transactions    135,318       (705,533)    529,449    (60,137)

Net assets at beginning
  of period                  704,868      1,370,563   3,457,775  3,185,848

Net assets at end of
  period                  $  864,690    $   704,868  $4,920,464 $3,457,775

                           See accompanying notes.

                  LIBERTY LIFE ASSURANCE COMPANY OF BOSTON
                             VARIABLE ACCOUNT K
              Statement of Operations and Changes in Net Assets
              for the Periods ended December 31, 1996 and 1995


                               Managed Assets          Mortgage Securities
                                     Fund                  Income Fund
                               1996          1995      1996         1995
Income
  Dividends               $        -  $  451,389    $  202,815 $   201,991
Expenses (Note 3)
  Mortality and expense risk
   and administrative
   charges                   100,378      63,729        48,052      35,114
Net investment income
   (expense)                (100,378)    387,660       154,763     166,877
Realized gain (loss)           2,717      30,181       (13,052)    (13,318)
Unrealized appreciation
  (depreciation) during
  during the period          985,896     487,959       (52,558)    147,134
Net increase in net assets
  from operations            888,235     905,800        89,153     300,693

Purchase payments from
  contract owners          1,287,808     396,921        87,676     131,005
Transfers between accounts   107,364   1,752,337      (743,709)  1,772,609
Contract terminations and
  annuity payouts           (442,872)   (368,735)     (475,542)   (459,682)
Other transfers (to) from
  Liberty Life Assurance
  Company                     17,350          -          7,226           -
Net increase (decrease)
  in net assets from
  from contract
  transactions               969,650   1,780,523    (1,124,349)  1,443,932

Net assets at beginning
  of period                5,760,419   3,074,096     3,739,708   1,995,083

Net assets at end of
  period                 $ 7,618,304  $5,760,419    $2,704,512  $3,739,708

                           See accompanying notes.

                  LIBERTY LIFE ASSURANCE COMPANY OF BOSTON
                             VARIABLE ACCOUNT K
              Statement of Operations and Changes in Net Assets
              for the Periods ended December 31, 1996 and 1995


                                Managed Growth         Strategic Managed
                                  Stock Fund             Assets Fund
                                1996        1995       1996      1995

Income
  Dividends                   $       -  $   90,954  $       - $  178,612
Expenses (Note 3)
  Mortality and expense risk
   and administrative charges    33,803      19,473          -      16,781
Net investment income
   (expense)                    (33,803)     71,481          -     161,831
Realized gain (loss)                587       4,957          -     (32,728)
Unrealized appreciation
  (depreciation)during
  the period                    433,842     316,567          -     101,065
Net increase in net assets
  from operations               400,626     393,005          -     230,168

Purchase payments from
  contract owners               593,198     387,886          -           -
Transfers between accounts      243,437      64,056          -  (1,837,317)
Contract terminations and
  annuity payouts              (142,275)   (172,425)         -    (118,819)
Other transfers (to) from
  Liberty Life Assurance
  Company                         6,254           -          -           -
Net increase (decrease) in
  net assets from
  from contract transactions    700,614     279,517          -  (1,956,136)

Net assets at beginning of
  period                      1,680,956   1,008,434          -   1,725,968

Net assets at end of period  $2,782,196  $1,680,956  $       -  $        -


                           See accompanying notes.


                  LIBERTY LIFE ASSURANCE COMPANY OF BOSTON
                             VARIABLE ACCOUNT K
              Statement of Operations and Changes in Net Assets
              for the Periods ended December 31, 1996 and 1995


                                                      Colonial-Keyport
                              Managed Income Fund   Growth and Income Fund
                             1996          1995        1996          1995
Income
  Dividends                $       -    $   22,292  $  125,220  $   50,977
Expenses (Note 3)
  Mortality and expense
    risk and
    administrative charges         -         4,673      27,121      18,137
Net investment income
    (expense)                      -        17,619      98,099      32,840
Realized gain (loss)               -       (17,936)      2,514         570
Unrealized appreciation
    (depreciation)
    during the period              -        54,726     168,380     258,287
Net increase in net assets
    from operations                -        54,409     268,993     291,697

Purchase payments from
    contract owners                -           720     381,898     102,994
Transfers between accounts         -      (401,874)     (5,286)    277,588
Contract terminations and
    annuity payouts                -       (42,850)    (87,955)    (77,001)
Other transfers (to) from
    Liberty Life Assurance
    Company                        -             -       4,938           -
Net increase (decrease) in
    net assets from contract
    transactions                   -      (444,004)    293,595     303,581

Net assets at beginning of
    period                         -       389,595   1,508,967     913,689

Net assets at end of
    period                 $       -    $        -  $2,071,555  $1,508,967

                           See accompanying notes.

                  LIBERTY LIFE ASSURANCE COMPANY OF BOSTON
                             VARIABLE ACCOUNT K
              Statement of Operations and Changes in Net Assets
              for the Periods ended December 31, 1996 and 1995


                              Colonial-Keyport         Colonial-Keyport
                              Utilities Fund           U.S. Government Fund
                              1996           1995      1996          1995
Income
  Dividends                 $   79,164  $    87,293  $       -  $   67,205
Expenses (Note 3)
  Mortality and expense risk
  and administrative charges    29,045       28,188          -      14,975
Net investment income
   (expense)                    50,119       59,105          -      52,230
Realized gain (loss)            23,189       (3,211)         -     (44,909)
Unrealized appreciation
  (depreciation) during
  the period                     9,494      479,794          -     118,297
Net increase in net assets
  from operations               82,802      535,688          -     125,618

Purchase payments from
  contract owners               34,145       23,398          -         960
Transfers between accounts    (164,685)    (110,036)         -  (1,415,016)
Contract terminations and
  annuity payouts             (226,361)    (158,229)         -     (71,579)
Other transfers (to) from
  Liberty Life Assurnace
  Company                        4,275            -          -           -
Net increase (decrease) in
  net assets from
  contract transactions       (352,626)    (244,867)         -  (1,485,635)

Net assets at beginning of
  period                     2,076,927    1,786,106          -   1,360,017

Net assets at end of
  period                   $ 1,807,103  $ 2,076,927  $       - $         -


                           See accompanying notes.


                  LIBERTY LIFE ASSURANCE COMPANY OF BOSTON
                             VARIABLE ACCOUNT K
              Statement of Operations and Changes in Net Assets
              for the Periods ended December 31, 1996 and 1995


                              Colonial-Keyport
                              InternationalFund        Colonial-Keyport
                              for Growth               U.S. Stock Fund *

                                   1996           1995         1996
Income
  Dividends                   $     18,462      $    1,952  $     8,823
Expenses (Note 3)
  Mortality and expense risk
   and administrative charges        3,966           2,911        1,013
Net investment income
   (expense)                        14,496            (959)       7,810
Realized gain (loss)                   (96)          2,047            -
Unrealized appreciation
  (depreciation) during
   during the period                (6,358)          8,712        4,907
Net increase in net assets
  from operations                    8,042           9,800       12,717

Purchase payments from
  contract owners                  115,287          25,390      137,076
Transfers between accounts           5,497         (29,407)       6,167
Contract terminations and
  annuity payouts                   (4,757)         (1,770)           -
Other transfers (to) from
  Liberty Life Assurance
   Company                             775               -          360
Net increase (decrease) in
  net assets from contract
   transactions                    116,802          (5,787)     143,603

Net assets at beginning of
  period                           193,612         189,599            -

Net assets at end of period   $    318,456      $  193,612  $   156,320

               * Commencement of operations - October 13, 1995

                           See accompanying notes.

                  LIBERTY LIFE ASSURANCE COMPANY OF BOSTON
                             VARIABLE ACCOUNT K
              Statement of Operations and Changes in Net Assets
              for the Periods ended December 31, 1996 and 1995


                                 Colonial-Keyport         Newport-Keyport
                               Strategic Income Fund*       Tiger Fund*
                              1996           1995      1996           1995
Income
  Dividends                   $   44,772  $   17,720  $    3,585  $    223
Expenses (Note 3)
  Mortality and expense risk
   and administrative charges      6,382       1,101       3,103        11
Net investment income
   (expense)                      38,390      16,619         482       212
Realized gain (loss)                  34          51        (203)        -
Unrealized appreciation
  (depreciation) during
   the period                     (2,550)     (8,362)      8,269       446
Net increase in net assets
  from operations                 35,874       8,308       8,548       658

Purchase payments from
  contract owners                137,864           -     144,620         -
Transfers between accounts        22,405     345,654     153,996    25,000
Contract terminations and
  annuity payouts                (20,476)     (6,520)     (1,495)        -
Other transfers (to) from
  Liberty Life Assurance
   Company                           291           -         759         -
Net increase (decrease) in
  net assets from contract
   transactions                  141,084     339,134     297,880    25,000

Net assets at beginning of
  period                         347,442           -      25,658         -

Net assets at end of period   $  524,400  $  347,442  $  332,086  $ 25,658

               * Commencement of operations - October 13, 1995

                           See accompanying notes.

                  LIBERTY LIFE ASSURANCE COMPANY OF BOSTON
                             VARIABLE ACCOUNT K
              Statement of Operations and Changes in Net Assets
              for the Periods ended December 31, 1996 and 1995


                                                   Total         Total
                                                   1996          1995
Income
  Dividends                                  $    517,965   $  1,254,205
Expenses (Note 3)
  Mortality and expense risk
  and administrative charges                      327,661        269,631
Net investment income (expense)                   190,304        984,574
Realized gain (loss)                               20,387        (47,941)
Unrealized appreciation (depreciation)
  during the period                             2,542,043      2,291,113
Net increase in net assets
  from operations                               2,752,734      3,227,746

Purchase payments from contract owners          3,514,025      1,576,772
Transfers between accounts                         22,896          4,637
Contract terminations and annuity payouts (1,740,766) (2,310,055) Other transfers (to) from Liberty Life
  Assurance Company                                54,865         (1,766)
Net increase (decrease) in net assets
  from contract transactions                    1,851,020       (730,412)

Net assets at beginning of period              19,496,332     16,998,998

Net assets at end of period                  $ 24,100,086   $ 19,496,332










                           See accompanying notes.



                 LIBERTY LIFE ASSURANCE COMPANY OF BOSTON -
                             VARIABLE ACCOUNT K

                        Notes to Financial Statements
                              December 31, 1996


1.  Organization

Variable Account - K (the "Variable Account") is a separate investment account established by Liberty Life Assurance Company (the "Company") to receive and invest premium payments under flexible purchase payment deferred and immediate variable annuity contracts issued by the Company. The Variable Account operates as a Unit Investment Trust under the Investment Company Act of 1940 and invests in eligible mutual funds.

There are currently two funding vehicles available to the Variable Account, the SteinRoe Variable Investment Trust ("SRVIT") and the Keyport Variable Investment Trust ("KVIT"). There are currently eleven available sub-accounts within the Variable Account to which contract funds may be allocated. The Colonial-Keyport Strategic Income Fund, the Colonial-Keyport U.S.Stock Fund, and the Newport-Keyport Tiger Fund were made available to contractholders on October 13, 1995.

On October 13, 1995, the Securities and Exchange Commission approved the substitution of shares from the Strategic Managed Assets Fund, the Managed Income Fund, and the Colonial-Keyport U.S. Government Fund to shares in the Managed Assets Fund, the Colonial-Keyport Strategic Income Fund, and the Mortgage Securities Income Fund, respectively. On December 6, 1996, the fund name Colonial-Keyport U.S. Fund for Growth was changed to Colonial-Keyport U.S. Stock Fund.

2.  Significant Accounting Policies

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP"). The preparation of financial  statements  in conformity with GAAP requires  management  to  make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the Variable Account.

Shares of the SRVIT and KVIT are sold to the Variable Account at the reported net asset values. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on sales of investments are computed on the basis of identified cost of the investments sold.

Annuity reserves are computed for contracts in the income stage according to the 1983a Individual Annuity Mortality Table. The assumed investment rate is either 4.0% or 6.0% unless the annuitant elects otherwise, in which case the rate may vary from 3.0% to 6.0%, as regulated by the laws of the respective states. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Variable Account by the Company.

Amounts due to Liberty Life Assurance Company represent mortality and expense risk charges earned by the Company in 1996 but not transferred to the Company until January 1997.

The operations of the Variable Account are included in the federal income tax return of the Company, which is taxed as a Life Insurance Company under the provisions of the Internal Revenue Code. The Company anticipates no tax liability resulting from the operations of the Variable Account. Therefore, no provision for income taxes has been charged against the Variable Account.

3.  Expenses

There are no deductions made from purchase payments for sales charges at the time of purchase. In the event of a contract termination, a contingent deferred sales charge, based on a graded table of charges, is deducted. An annual contract maintenance charge to cover the cost of contract administration is deducted from each contractholder's account on the contract anniversary date. Daily deductions are made from each sub-account for assumption of mortality and expense risk fees at an effective annual rate of 1.25% of contract value. A daily sales charge is also deducted at an effective annual rate of 0.15% of contract value.

4.  Affiliated Company Transactions

Administrative services necessary for the operation of the Variable Account are provided by Keyport Life Insurance Company (Keyport Life), an affiliate of the Company. The Company has absorbed all organizational expenses including the fees of registering the Variable Account and its contracts for distribution under federal and state securities laws. Stein Roe & Farnham, Inc., an affiliate of the Company, is the investment advisor to the SRVIT. Keyport Advisory Services Corporation, a wholly-owned subsidiary of Keyport Life, is the investment advisor to the KVIT. Colonial Management Associates, Inc., an affiliate of the Company, is the investment sub-advisor to the KVIT. Keyport Financial Services Corporation, a wholly-owned subsidiary of Keyport Life, is the principal underwriter for SRVIT and KVIT. The investment advisors' compensation is derived from the mutual funds.

5.  Amounts Retained by Liberty Life Assurance Company

If a contractholder's financial transaction is not executed on the appropriate investment date, a correcting buy or sell of shares is required by the Company in order to make the contractholder whole. The resulting risk of a gain or loss has no effect on the contractholder's account and is fully assumed by the Company. Amounts retained by the Company are invested in the Variable Account for this purpose.

6.  Unit Values

A summary of the accumulation unit values at December 31, 1996 and 1995 and the accumulation units and dollar value outstanding at December 31, 1996 are as follows:

                              1995      1996
                              Unit      Unit
                             Value      Value       Units         Dollars

Cash Income Fund          $12.833324  $13.288489   64,555.6466  $   857,847
Capital Appreciation Fund  23.356516   29.237169  160,317.3344    4,687,225
Managed Assets Fund        18.649799   21.263714  351,845.7312    7,481,547
Mortgage Securities
   Income Fund             16.098763   16.621076  162,280.9498    2,697,284
Managed Growth Stock Fund  22.779503   27.242475   98,749.7281    2,690,187
Colonial-Keyport Growth
   and Income Fund         13.097361   15.214080  134,024.7981    2,039,064
Colonial-Keyport Utilities
   Fund                    11.496571   12.076555  149,283.3014    1,802,828
Colonial-Keyport
   International Fund for
   Growth                   9.723230   10.074536   31,533.0651      317,681
Colonial-Keyport U.S. Stock
    Fund                        -      15.935084    9,787.2092      155,960
Colonial-Keyport Strategic
   Income Fund             11.684000   12.642128   41,378.2395      523,109
Newport-Keyport Tiger Fund 11.445356   12.555053   26,389.9324      331,327

                                                1,230,145.9358  $23,584,059



7.  Purchases and Sales of Securities

The cost of shares purchased and proceeds from shares sold by the Variable Account during the year ended December 31,1996 are shown below:

                                                  Purchases      Sales

Cash Income Fund                                  $  343,354     $  183,532

Capital Appreciation Fund                            816,344        351,073

Managed Assets Fund                                1,474,631        605,359

Mortgage Securities Income Fund                      506,322      1,475,908

Managed Growth Stock Fund                            850,198        183,387

Colonial-Keyport Growth and Income Fund              557,570        165,876

Colonial-Keyport Utilities Fund                      101,614        404,121

Colonial-Keyport International Fund for Growth       151,787         20,489

Colonial-Keyport Strategic Income Fund               152,084            671

Colonial-Keyport U.S. Stock Fund                     200,949         21,475

Newport-Keyport Tiger Fund                           314,988         16,626

                                                  $5,469,841     $3,428,517

8.  Diversification Requirements

Under the provisions of Section 817(h) of the Internal Revenue Code, a variable annuity contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. Liberty Life Assurance Company of Boston believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.